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                                                                   EXHIBIT 10.64

                            STOCK PURCHASE AGREEMENT

                                   dated as of

                                 October 1, 2004

                                  by and among

                              SIMPLEDEVICES, INC.,

                               the Stockholders of

                               SIMPLEDEVICES, INC.

                                       and

                           UNIVERSAL ELECTRONICS INC.

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                            STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of October 1, 2004, by and among UNIVERSAL ELECTRONICS INC., a Delaware corporation ("Buyer"), SIMPLEDEVICES, INC., a Delaware corporation (the "Company") and the stockholders and holders of vested options of the Company listed on Schedule 1 attached hereto (such stockholders and option holders are sometimes referred to herein collectively as the "Stockholders" and each individually as a "Stockholder").

                                    RECITALS:

      A. The Company is engaged in the business of developing software designed to allow devices connected to home or mobile audio systems to access computer networks and play music and video from the networks on such systems (the "Business").

      B. The Stockholders own, beneficially and of record, the issued and outstanding common stock of the Company designated on Schedule 1 and the issued and outstanding vested options to purchase common stock of the Company designated on Schedule 1 (collectively, the "Shares"), out of a total outstanding issue of 83,388,409 shares of the Company's Common Stock (the "Common Stock") and vested options to purchase 25,077,432 shares of the Company's Common Stock (the "Options") as of the Closing Date.

      C. Buyer desires to acquire from the Stockholders, and the Stockholders desire to sell to Buyer, the Shares upon the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the terms, covenants, and conditions hereinafter set forth, each of the parties hereto, intending to be legally bound, agree as follows:

      1. Purchase and Sale of Shares. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section 11 hereof) on the Closing Date (as defined in Section 11 hereof), each Stockholder agrees to sell, convey, assign, transfer, set over and deliver to Buyer, the number of the Shares set forth opposite the name of such Stockholder on Schedule 1 attached hereto, in each case free and clear of all liens, claims, encumbrances, rights of first refusal, security interests, pledges, equities, options, charges, conditional sale contracts, restrictions and other adverse interests and defects in title of any nature whatsoever (collectively, the "Liens"), and Buyer agrees to purchase and accept such Shares from such Stockholder.

      2. Consideration; Cancellation of Options.

            2.1 Consideration and Terms of Payment. As consideration for the sale hereunder to Buyer of the Shares, Buyer shall pay to each Stockholder with respect to Shares of Common Stock and vested Options its allocated portion, as set forth on Schedule 1 attached hereto, of $0.12348726 per Share (less, in each applicable case, the exercise price of the vested Options), for an aggregate consideration of $12,535,708 cash (not including the aggregate exercise price of the vested Options in the amount of $858,442) (the "Cash Consideration"), provided that (i) $2,000,000 of the Cash Consideration shall be deposited into an escrow account in accordance with Section 3 hereof (the "Escrow Amount"),
(ii) the amount of Morgan Joseph & Co., Inc.'s fees shall be deducted from the Cash Consideration and paid to Morgan Joseph & Co., Inc. at the Closing, and
(iii)

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$25,000 shall be deducted from the Cash Consideration and paid toward legal fees owed by the Company in connection with the transactions contemplated by this Agreement.

            2.2 Cancellation of Options. Each Stockholder that is a holder of Options hereby acknowledges and agrees that such Options shall be cancelled as of the Closing Date, without further action on the part of Buyer, the Company or such Stockholder, and that all rights of each such Stockholder and all obligations of the Company (or Buyer) with respect to such Options under any plan, option agreement or other instrument governing such Options shall terminate, and, except for the payment of consideration in accordance with
Section 2.1 above, neither the Company, Buyer nor any of Buyer's successors or assigns shall have any obligation or liability to any such Stockholder arising out of or in connection with such Options.

      3. Cash Consideration Escrow.

            3.1 The Buyer shall pay the Escrow Amount to the Escrow Agent to be held, pursuant to an Indemnity Escrow Agreement in the form attached hereto as
Exhibit 3.1 (the "Escrow Agreement"), to secure the obligations described in
Section 3.2 hereof, during the period commencing on the Closing Date and terminating on the date that is twenty four (24) months from the Closing Date. The Escrow Agreement will provide for the equal division of the Escrow Agent's fees and costs between Buyer and Stockholders (with Stockholders' share taken from the amounts held in the Escrow Account), the investment of the Escrow Amount and distribution of earnings thereon. On the date that is six (6) months after the Closing Date (or if such date is not a business day, on the next business day thereafter), the Escrow Agreement will provide that the Escrow Agent will pay one third of the original Escrow Amount, less the amount of any reductions thereto, as provided in the Escrow Agreement, to the Stockholders who held Common Stock or vested Options in accordance with each such Stockholder's respective pro rata share (based on the total Cash Consideration received by such Stockholder). On the date that is twenty four (24) months from the Closing Date (or if such date is not a business day, on the next business day thereafter), the Escrow Agent will pay the remaining balance of the Escrow Amount, less the amount of any reductions thereto as provided in the Escrow Agreement, to the Stockholders who held Common Stock or vested Options in accordance with each such Stockholder's respective pro rata share (based on the total Cash Consideration received by such Stockholder). Notwithstanding the foregoing, in the event there is then a pending claim for Damages by the Buyer pursuant to the provisions of Section 14 hereof, any required distribution from the Escrow Amount shall be postponed in accordance with the procedures stated in the Escrow Agreement pending the resolution of such claim(s) and any related reduction to the Escrow Amount.

            3.2 The Escrow Amount is subject to payment to Buyer in accordance with the terms of the Escrow Agreement, and in satisfaction of any claim for Damages by Buyer pursuant to the provisions of Section 14 hereof except for liability directly related to a Stockholder's direct participation in fraud as provided in Section 14.1(b)(ii).

            3.3 Payment of amounts from the Escrow Amount to Buyer pursuant to this Section 3 and the Escrow Agreement will constitute Buyer's sole remedy with respect to any claim for Damages and Buyer will not have any claim against a Stockholder in excess of amounts paid from the Escrow Amount except for liability directly related to a Stockholder's direct participation in fraud as provided in Section 14.1(b)(ii). To the extent claims for Damages exceed the Escrow Amount, Buyer releases each Stockholder from such claims except for liability directly related to a

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Stockholder's direct participation in fraud as provided in Section 14.1(b)(ii).
Buyer acknowledges that it shall not be able to recover any excess amounts from any of the Stockholders beyond the scope stated in this Section 3.3.

            3.4 Under no circumstances will the Stockholders, without the prior written consent of the Buyer, assign, transfer or grant any security interest in the Escrow Amount to any party.

            3.5 Disclaimer; Acknowledgement. Buyer acknowledges that the Company has been operated as an independent business and that no Stockholder, other than the Stockholders named in Section 6.22 hereof, has supervised the Company's day-to-day operations. Therefore, such Stockholders are not in control of the representations and warranties made in Section 6 hereof and are making such representations and warranties only as to their knowledge. Notwithstanding the foregoing, such Stockholders acknowledge that, insofar as their indemnification obligations under Section 14 hereof are made jointly and severally and because the Stockholders named in Section 6.22 are making such representations and warranties without qualification as to their knowledge (other than as expressly stated in the subsections of Section 6), such Stockholders shall be jointly and severally liable for Damages (as defined in Section 14.2 hereof) resulting from a breach of such representations and warranties (except to the extent expressly specified otherwise in Sections 6.7, 6.15 and 6.18), even if such Stockholders themselves, as a result of their lack of knowledge or otherwise, are not directly in breach thereof. In addition, such Stockholders shall be severally liable for any breach of the representations and warranties in Section 5, without any qualification as to their knowledge other than as expressly stated in the subsections of Section 5. The Stockholders and Buyer further acknowledge that liability for any breach of the representations and warranties under
Section 5 or Section 6 shall be limited to the Escrow Amount in all cases other than in the case of a liability directly related to a Stockholders' direct participation in fraud, as provided in Section 14.1(b)(ii), in which case the liability will be several to the Stockholder participating in the fraud and will be unlimited as to amount or duration.

      4. Equity Representative. Each of the Stockholders (and their successors and assigns) hereby irrevocably consents to the appointment of, and does hereby appoint and empower, W. Gary Suttle, the President of Rockford Corporation (and
W. Gary Suttle does hereby accept such appointment), as the sole and exclusive representative of the Stockholders (the "Equity Representative") with respect to all matters pertaining to this Agreement, as well as the Escrow Agreement (including the execution thereof). The Equity Representative will serve until replaced by the Stockholders, as evidenced in a writing executed by one or more Stockholders holding a majority of the Company's Common Stock (on a fully-diluted basis) immediately prior to the Closing Date. Buyer is entitled to rely upon the decisions of the Equity Representative until given written notice by a new Equity Representative of the replacement, which notice will be accompanied by a copy of the writing by which the Stockholders replaced the old Equity Representative. All decisions of the Equity Representative shall be final and binding on all of the Stockholders, and the Buyer shall be entitled to rely upon, without independent investigation, any decision of the Equity Representative and shall be jointly and severally indemnified by the Stockholders and held harmless by each Stockholder for any action or inaction taken or omitted to be taken by Buyer in reliance thereon.

      5. Several Representations and Warranties of the Stockholders.

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      Except as disclosed in the disclosure schedule delivered to Buyer concurrently herewith (the "Disclosure Schedule") by reference to the specific section or subsections to which a disclosure pertains, each Stockholder, severally but not jointly, represents and warrants to Buyer as follows:

            5.1 Authority. Such Stockholder has the full legal right, capacity, power and authority to execute and deliver, and to perform such Stockholder's obligations under this Agreement. This Agreement has been duly executed and delivered by such Stockholder, constitutes the valid and binding obligation of such Stockholder, and is enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights and
(ii) general principles of equity relating to the availability of equitable remedies (regardless of whether such Agreement is sought to be enforced in a proceeding at law or in equity). Any Employment Agreement and/or Non-Competition Agreement required to be executed by such Stockholder pursuant to Section 8.7 hereof, when executed and delivered by such Stockholder, will be the valid and binding obligation of such Stockholder, and will be enforceable against such Stockholder in accordance with its terms except, in each case, as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights and (ii) general principles of equity relating to the availability of equitable remedies (regardless of whether any such agreements are sought to be enforced in a proceeding at law or in equity).

            5.2 Title to Shares. Such Stockholder is the owner, beneficially and of record, of the number of Shares set forth opposite such Stockholder's name on
Schedule 1 attached hereto and at the Closing shall transfer, convey and vest in Buyer, legal and beneficial ownership of (including, but not limited to, the right to vote), and good, valid and marketable title to, such Shares free and clear of all Liens other than restrictions imposed by federal and applicable state securities laws. Neither such Stockholder nor any Shares owned by such Stockholder are or will be a party or subject to any contract, agreement, commitment, plan or understanding, written or oral, (i) granting any rights or options in or to such Shares or any interest therein, (ii) relating to voting or dividend rights or privileges with respect to the Shares, (iii) providing for or restricting the sale, transfer or assignment of the Shares, or (iv) imposing any other restrictions on the Shares.

            5.3 No Conflicts. Neither the execution and delivery of this Agreement by such Stockholder, the performance by such Stockholder of such Stockholder's obligations hereunder, nor the consummation of the transactions contemplated hereby, including, but not limited to, the execution by such Stockholder of an Employment Agreement and/or a Non-Competition Agreement pursuant to Section 8.7 hereof, as applicable, will result in any of the following: (a) a default or an event that, with notice or lapse of time, or both, would constitute a default, breach or violation of any of the terms, conditions or provisions of any lease, license, franchise, promissory note, contract, agreement, commitment, indenture, mortgage, deed of trust, or other instrument, document or arrangement to which such Stockholder is a party or by which such Stockholder's properties or assets may be bound (a "Stockholder Contract") and which would, or could reasonably be expected to, have an effect on such Stockholder's ability to transfer the Shares to Buyer free of Liens; (b) the creation or imposition of any Lien on any of the Shares; (c) the termination of any Stockholder Contract which would, or could reasonably be expected to, have an effect on such Stockholder's ability to transfer the Shares to Buyer; or
(d) a violation or breach of any order, writ, injunction, decree, law, statute or regulation of any court or governmental authority applicable to such Stockholder or any of such Stockholder's properties or assets which would, or could reasonably be expected to, have an effect on such Stockholder's ability to transfer the Shares to Buyer.

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            5.4 No Third Party Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any person or entity or any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

            5.5 Absence of Claims. Such Stockholder does not, and at the Closing will not, have any claim, demand or cause of action against the Company, or any of its subsidiaries and affiliates and each of their past and current officers, directors, employees, agents or representatives and knows of no fact, event or circumstance which could reasonably be expected to result in any such claim.

            5.6 Delegation of Authority to Equity Representative. The delegation of authority by such Stockholder to the Equity Representative pursuant to this Agreement, is a valid and enforceable delegation and such Stockholder has the full power and authority to make such delegation.

            5.7 Disclosure. None of the representations or warranties of such Stockholder contained in this Section 5 or the related schedules, or in any certificate furnished or to be furnished pursuant to this Agreement pertaining to the same, contains any statement of a material fact that was untrue when made or omits to state any material fact necessary to make the statements of fact contained herein or therein not misleading in any material respect.

            5.8 Disclosure Schedule. Any exception set forth in any section or subsection of the Disclosure Schedule furnished hereunder by the Stockholders shall be deemed to modify only the representations or warranties contained in the specifically identified sections or subsections of this Section 5 (as the case may be) to which such sections or subsections of the Disclosure Schedule specifically relate, unless there is a cross-reference made in any other section or subsection of the Disclosure Schedule to such exception or such exception expressly identifies representation and warranties in other sections or subsections of this Section 5 which it modifies or to which it relates, in which case such exception shall modify such other representations and warranties as well.

      6. Representations and Warranties of the Company and Stockholders.

      Except as disclosed in the Disclosure Schedule by reference to the specific section or subsections to which a disclosure pertains, the Company and each of the Stockholders (to their knowledge in the case of the Stockholders, except for Stockholders Lou Hughes and Craig Janik), jointly and severally, represent and warrant to Buyer as follows:

            6.1 Organization; Authority and Necessary Actions.

                  (a) Organization and Good Standing; Corporate Matters. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized or qualified to do business as a foreign corporation in each jurisdiction in which the character of the properties owned by it or the nature of the Business makes such authorization or qualification necessary and where the failure to be so authorized or qualified would have a Material Adverse Effect (as hereinafter defined) on the Company. As used in this Agreement, unless otherwise indicated, the term "Material Adverse Effect" when used in connection

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with the Company, means any event, circumstance, change or effect that is, or could reasonably be expected to be, materially adverse to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, or results of operations of the Company either prior to or following the Closing. The Company does not own or control, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, joint venture, association, business organization, trust or entity. The Company has all necessary corporate power and authority to conduct the Business as it is now, and has since its organization been, conducted and to own, lease and/or operate the properties and assets which it now owns, leases or operates. The Company has delivered to Buyer complete and accurate copies of (a) the Amended and Restated Certificate of Incorporation of the Company and all amendments thereto, certified by the Secretary of State of the State of Delaware, (b) the Bylaws of the Company and all amendments thereto, duly certified by its corporate secretary, (c) the minute and stock books of the Company and (d) any agreements, commitments or understandings restricting the transfer of or otherwise relating to the Shares or any other securities of the Company to which the Company is a party. Such Amended and Restated Certificate of Incorporation and Bylaws are in full force and effect and the Company is not in violation of its Amended and Restated Certificate of Incorporation or Bylaws. The minute and stock books of the Company are complete and accurate in all material respects.

                  (b) Authority; Necessary Actions; Binding Effect. The Company has the full legal right, capacity, power and authority to execute and deliver, and to perform its obligations under this Agreement and the Escrow Agreement. The Company has taken all corporate action necessary to authorize its execution and delivery of, and the performance of its obligations under, this Agreement and the Escrow Agreement. This Agreement and the Escrow Agreement have each been duly executed and delivered by the Company and each constitutes a valid obligation of the Company that is legally binding on and enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights, and (ii) general principles of equity relating to the availability of equitable remedies (regardless of whether such Agreements are sought to be enforced in a proceeding at law or in equity).

            6.2 Capital Structure of the Company. As of the Closing Date, the authorized capital stock of the Company will consist solely of 125,000,000 shares of Common Stock, $0.001 par value, of which 83,388,409 shares are issued and outstanding. Except for vested options to purchase 25,077,432 shares of Common Stock and unvested options to purchase 11,260,080 shares of Common Stock outstanding as of the Closing Date, there are no outstanding subscriptions, options, calls, warrants, convertible or exchangeable debt or securities, agreements, arrangements, commitments, understandings or other rights, oral or written, obligating the Company to offer, sell or issue any additional shares of its capital stock of any class or any outstanding shares of capital stock of the Company. The Company is not aware of any voting trust agreement or any other contract, agreement, commitment, plan or understanding restricting or otherwise relating to voting or dividend rights or privileges with respect to, or which either provide for or restrict the sale, transfer or assignment of, the Shares. All of the outstanding shares of capital stock of the Company are validly issued, fully paid, nonassessable, and were not issued in violation or contravention of any federal or applicable state securities laws or regulations, any preemptive rights (contractual or other) of any person or entity, or any agreement to which the Company is or was a party. There are no obligations, contingent or otherwise, of the Company to repurchase, redeem or otherwise acquire any currently outstanding, or make any payments in respect of any currently or previously outstanding, shares of capital stock of the Company. The Company has not repurchased, redeemed or otherwise acquired

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any shares of its capital stock or declared, paid or set aside funds for the payment of any dividend or other distribution on its shares of capital stock, or effected any recapitalization, reclassification, combination, stock split or other transaction affecting its authorized or outstanding shares of capital stock.

            6.3 No Conflicts. Neither the execution and delivery of this Agreement or the Escrow Agreement by the Company or any Stockholder (as applicable), the performance by the Company or any Stockholder of their respective obligations thereunder (as applicable), the execution and delivery by the Company or any Stockholder of any other agreement required to be entered into pursuant to this Agreement, nor the consummation of any of the transactions contemplated hereby or thereby, will result in any of the following: (a) a default or an event that, with notice or lapse of time, or both, would constitute a default, breach or violation of (i) any provision of the Amended and Restated Certificate of Incorporation or Bylaws of the Company, or (ii) any of the terms, conditions or provisions of any lease, license, franchise, promissory note, contract, agreement, commitment, indenture, mortgage, deed of trust, or other instrument, document or arrangement to which the Company is a party or by which it or any of its respective properties or assets may be bound and which is material to the Company (a "Company Contract"); (b) the creation or imposition of any Lien on any of the assets or properties of the Company; (c) the termination of any Company Contract or the acceleration of the maturity of any indebtedness or other material obligation of the Company; (d) a violation or breach of any order, writ, injunction, decree, law, statute or regulation of any court or governmental authority applicable to the Company or any of its respective properties or assets; (e) the cessation or termination of any other business relationship or arrangement between the Company and any third party the cessation or termination of which would have a Material Adverse Effect; (f) any material adverse effect on the Intangible Personal Property (as defined in Section 6.7(b) hereof) or on the Company's rights or ability to use the Intangible Personal Property or on the Company's rights or privileges under the license agreements or other arrangements, if any, listed on Section 6.7(b) of the Disclosure Schedule.

            6.4 Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any person or entity or any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) any applicable requirements under federal or state securities laws, (ii) any filings required by the Nasdaq Stock Market, Inc., and (iii) where failure to obtain such consents, approvals, orders or authorizations, or to make such filings or notifications could not reasonably be expected to (A) have, individually or in the aggregate, a material adverse effect on the Company, or (B) prevent or delay materially the consummation of the transactions contemplated by this Agreement.

            6.5 Financial Statements. The Company has delivered to Buyer complete and accurate copies of the unaudited financial statements of the Company for the period from January 1, 2004 to May 31, 2004 and for each of the years in the two (2) year period ended December 31, 2003, consisting of balance sheets and statements of income (collectively, the "Financial Statements"), complete and accurate copies of which Financial Statements are also attached hereto as Section 6.5 of the Disclosure Schedule. The Financial Statements (i) were prepared in accordance with GAAP consistently applied; (ii) were prepared from the books and records of the Company in the ordinary course of conduct of the Business consistent with past practices; (iii) present fairly, in all material respects, the financial position, results of operations of the Company as at the relevant dates thereof

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and for the respective periods covered thereby; and (iv) reflect that the
Company has calculated and set aside reserves or allowances for doubtful accounts, warranty claims, obsolete, excessive or slow moving inventory and other contingencies and claims in amounts which are adequate in relation to potential write-downs or write-offs of assets and potential liabilities or losses that may arise out of any pending or threatened claims or other contingencies to which the Company or its Business are subject, determined in accordance with GAAP consistently applied. Other than as set forth in Section
6.5 of the Disclosure Schedule or in the Balance Sheet included in the Financial Statements or the notes thereto, the Company has no debts, liabilities, obligations or commitments of any nature, secured or unsecured and whether due or to become due, absolute, contingent or otherwise, which, in accordance with GAAP consistently applied, either would be required to be shown on a balance sheet of the Company prepared in accordance with GAAP or, although it is not required to be shown on the Company's balance sheet, are individually or in the aggregate material in amount, except for liabilities that have been incurred by the Company after May 31, 2004 (a) in the ordinary course of business and consistent with past practice or (b) that are not material in amount and have not had, and are not reasonably expected to have, a Material Adverse Effect on the Company.

            6.6 Absence of Certain Changes. Since May 31, 2004, the Company has conducted the Business in the ordinary course, and there has not been or occurred with respect to the Company: (i) any change in or amendment to its Amended and Restated Certificate of Incorporation or Bylaws or any recapitalization or reclassification of its authorized or outstanding capital stock; (ii) any damage, destruction or loss, whether or not covered by insurance, which has had or may have a Material Adverse Effect on the Company or its ability to operate the Business in the ordinary course and consistent with past practices; (iii) any default or breach, anticipated default or breach, or any amendment, modification or termination of any Company Contract or the termination, cessation or loss of or any material change in the pricing or other material terms of any product supply or other business arrangement or relationship which would or could reasonably be expected to have a Material Adverse Effect; (iv) except as set forth in Section 6.6(iv) of the Disclosure Schedule, any increase in, or commitment to increase, the direct or indirect compensation or benefits payable or to become payable to any of the Company's officers, directors, employees, agents, or independent contractors, or the payment or awarding, or the making of any commitment to pay, any severance, bonus, incentive or special or deferred compensation to or similar arrangements with any of such officers, directors, employees, agents or independent contractors or the adoption of any new, or any material amendment or modification of any existing, Employee Plan (as hereinafter defined); (v) any sale or issuance of, or grant of options, warrants or other rights to acquire, any shares of capital stock or other securities (whether currently outstanding or authorized or available for issuance); (vi) any declaration, setting aside or payment of a dividend or other distribution in respect of its capital stock, or any direct or indirect redemption, repurchase or other acquisition of any shares of its capital stock or other securities, or any issuance or the creation of any commitment or obligation to issue any shares of capital stock or any rights or securities convertible, exchangeable or exercisable into shares of capital stock, or any transfer, sale, pledge, assignment or other disposition of, any of the Shares, or any interest in or right to acquire any of the Shares; (vii) any waiver or release of any material right or claim of the Company; (viii) except for sales of inventory made, and Permitted Liens (as defined in Section 6.7(d) hereof) incurred in the ordinary course of business and consistent with past practices, any sale, transfer, mortgage, pledge or subjection to Lien of or affecting any of its properties or assets other than sales of assets that are not material to and are no longer needed in the Business; (ix) the incurrence of any indebtedness for borrowed money or capitalized lease obligations or any guaranty of indebtedness of any other person or entity; (x) any termination or revocation of any Licenses and Permits required for the continued operation of the Business as

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presently conducted; (xi) any capital expenditures or any commitment involving more than $25,000 individually or $50,000 in the aggregate; (xii) any material alteration in the manner of keeping the books, accounts or records of the Company or in the manner of preparing financial statements, or any change in the accounting principles, practices, policies or procedures of the Company (except as may have been required by any modification or change in GAAP); (xiii) any material alteration in the operating or employment policies and procedures of the Company; (xiv) any other event or condition of any character that has had or could reasonably be expected to result in a Material Adverse Effect on the Company or the Business; or (xv) any agreement or commitment by the Company to do any of the things described in the preceding clauses (i) through (xiv).

            6.7 Property of the Company. The Company owns or otherwise has the right to use (free of any burdensome conditions or restrictions) all of the property and assets, real, personal or mixed, tangible or intangible, now used in the operation of the Business, or the use of which is necessary for the performance of any Company Contract or the conduct of the Business as now conducted in the ordinary course and consistent with past practices and as presently contemplated to be conducted in the ordinary course and consistent with past practices.

                  (a) Tangible Personal Property. Section 6.7(a) of the Disclosure Schedule contains a complete and accurate listing of all machinery, implements, supplies, equipment, computers, furniture, fixtures, vehicles, tools, and all other similar assets or tangible personal property owned, leased or used by the Company other than any of such items that are not necessary for the conduct of the Business as currently conducted in the ordinary course of the Business and consistent with past practices. The assets contained on such listing constitute all the tangible personal property reasonably necessary for the conduct by the Company of the Business, and such assets are in good operating condition and repair, ordinary wear and tear excepted, and have been properly maintained. Except as disclosed in Section 6.7(a) of the Disclosure Schedule, no personal property used by the Company in connection with the Business is held under any lease, security agreement, conditional sales contract, or other title retention or security agreement, or is located other than in the possession of the Company.

                  (b) Intangible Personal Property. Section 6.7(b) of the Disclosure Schedule contains a complete and accurate listing of all patents and patent applications, copyrights and applications therefor, trademarks, trade names and service marks, whether or not registered, and whether owned or licensed for use by the Company, and any applications therefor, designs, drawings, processes, inventions, products, computer software, firmware or hardware and other trade secrets and know-how (the "Intangible Personal Property") owned by the Company or used in or necessary to the conduct of the Business. The Company's rights in such Intangible Personal Property are valid and enforceable, and neither the Company nor any Stockholder is aware of any third party that is, or that has been, infringing or misappropriating any such Intangible Personal Property. Section 6.7(b) of the Disclosure Schedule also contains a list of all license agreements and other arrangements under which the Company uses, or licenses to any third party, any patents, trademarks or other intellectual property, complete and accurate copies of which have been provided to Buyer. The Company owns or is licensed, or otherwise has the full right and authority to use, all Intangible Personal Property required for the conduct of the Business in the manner presently conducted, and such use does not conflict with, infringe upon or violate any trademark, trade name, copyright, patent rights or trade secret rights of any other person or entity. Neither the Company nor any of its products or advertising or marketing materials, (i) has infringed, or is now infringing, any patent, trade name, trademark, service mark, copyright, trade secret, technology, know-how or process belonging to any other person, firm or corporation, which infringement would have a Material Adverse Effect on the Company or (ii) has breached or violated or is in breach or violation of any license agreement governing the use of any intellectual property by the Company which, in either case, breach or violation could reasonably be expected to have or result in a Material Adverse Effect on the Company. The Company has not received any written notice or other indication of any such claim of infringement or violation. Each Stockholder hereby severally represents (without any joint liability for the same several representation of the other Stockholders) that such Stockholder has not received any written notice or other indication of any such claim of infringement or violation. Except as set forth in Section 6.7(b) of the Disclosure Schedule, each present or former employee or consultant of the Company has executed an agreement with the Company which provides for valid and enforceable assignments to the Company of any and all rights or claims in any intellectual property rights that any such employee or consultant has or may have by reason of any contribution, participation or other role in the development, conception, creation, reduction to practice or authorship of any invention, innovation, development or work of authorship or any other intellectual property that is used or intended for use in the Business.

                  (c) Real Property. Section 6.7(c) of the Disclosure Schedule contains a correct list of the addresses of each parcel of real property owned by, leased to or used in any way by the Company (the "Real Properties"), together with a brief description of the structures thereon and the uses being made thereof, and a list of all leases under which the Company possesses or uses real property (the "Real Property Leases"). True and correct copies of the Real Property Leases, and any and all amendments thereto, have been delivered to Buyer. Each of the Real Property Leases is valid, binding and enforceable in accordance with its terms, and is in full force and effect. The Company is not in material default, and no event has occurred which, with the giving of notice or lapse of time or both, would constitute a material default under, or which would entitle the lessor to terminate, any of such Real Property Leases. The Company has also delivered to Buyer complete and accurate copies of any and all title insurance policies or commitments and environmental studies or reports in the possession or control of the Company with respect to any of the Real Properties, which policies, commitments and studies are listed on Section 6.7(c) of the Disclosure Schedule. The zoning of each parcel of Real Property permits the presently existing improvements and structures and the continuation of the Business presently conducted thereon. No changes in such zoning are pending or threatened, and no condemnation or similar proceedings are pending against any such parcel of real property.

                  (d) Title. The Company has good, valid and marketable title to, or a valid leasehold interest in, all of the assets and properties (personal, real, mixed, tangible or intangible) which it purports to own or lease, free and clear of any and all Liens other than Permitted Liens. As used in this Agreement, the term "Permitted Liens" shall mean (i) mechanics', carriers', workmen's, repairmen's or other similar Liens arising or incurred in the ordinary course of business in respect of obligations which are not overdue, or which are being contested in good faith; (ii) such Liens and minor imperfections of title, if any, as are not material in amount, do not materially detract from the value or impair the use of any material assets subject thereto or the operations of the Business by the Company and have arisen only in the ordinary course of business; and (iii) Liens for current Taxes (as hereinafter defined) not yet due or for Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside.

                  (e) Accounts Receivable. The Company has delivered to Buyer a complete and current aging of all accounts receivable of the Company as of July 31, 2004, as set forth on Section 6.7(e) of the Disclosure Schedule. All such accounts receivable represent, and all accounts receivable arising from the operation of the business of the Company between the date hereof and the Closing (collectively, the "Accounts Receivable") will represent, amounts due the Company for bona fide sales of products actually made or services actually performed on or prior to the date such Accounts Receivable were or will be recorded on the books of the Company, in the ordinary course of the Business and consistent with past practices, and are, or on or prior to the Closing Date will be, valid and collectible in full in the ordinary course of business. Except for reserves shown on the Financial Statements, no reserves for invalid or uncollectible receivables have been made, and no reserves are necessary in excess of those shown on the Financial Statements. There is no contest, claim or right of set-off contained in any oral or written agreement with any account debtor relating to the amount or validity of any Account Receivable.

                  (f) Inventories. The Company has furnished to Buyer a complete and accurate list of all inventories, including packaging materials, components, supplies, raw materials, work-in-process and finished goods, of the Company as of July 31, 2004 (the "Inventories"), as set forth in Section 6.7(f) of the Disclosure Schedule. The Inventories are, and as of the Closing Date will be, of a quality and quantity usable and salable in the ordinary course of business, except for items of obsolete, damaged or slow moving materials and materials of below standard quality, all of which have been written off or written down to net realizable value and, in the aggregate, are not material in amount.

            6.8 Contracts and Agreements. Except as described in Section 6.8 of the Disclosure Schedule, the Company is not a party to, and none of its assets and properties are subject to: (a) any employment contract with any officer, consultant, director or employee or any affiliate of the foregoing; (b) any lease of real or personal property; (c) any agreement or understanding, written or oral, that provides for or relates to the purchase, sale or other disposition of any property, materials, equipment or supplies (except purchase or sales orders from or to individual customers or individual suppliers incurred in the ordinary course of business and consistent with past practices); (d) any instrument creating or providing for the creation of any Lien on any of the assets or properties of the Company or evidencing or relating to indebtedness constituting notes payable or long-term debt; (e) any other Company Contract, which shall include, without limitation, any contracts or agreements relating to, or entered into by the Company in connection with, the purchase or sale of any business or product line; or (f) any other agreement, contract, lease, license, franchise, promissory note, indenture, mortgage, deed of trust or other instrument, document, arrangement, commitment or understanding which relates to and which is material to the Business. There has been delivered to Buyer (i) complete and accurate copies of each written contract or agreement listed on
Section 6.8 of the Disclosure Schedule, and any and all amendments thereto, and
(ii) an accurate written summary of the terms of any oral agreement or understanding that the Company may have with any other person or entity that is material to the Company or the Business, which shall include, without limitation, any oral agreement or understanding that the Company may have with any of the customers or suppliers listed on Section 6.10 of the Disclosure Schedule, and any amendments thereto. Each of such contracts, agreements, licenses and instruments so listed, or required to be so listed, or described or required to be described in a written summary required to be delivered pursuant hereto, is a valid and binding obligation of the Company and of the other parties thereto, and is enforceable in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity relating to the availability of equitable remedies. There have not been any defaults by the Company or any defaults or claims of default or of non-enforceability by the other party or parties to such contracts, agreements, licenses and instruments which, individually or in the aggregate, would have a Material Adverse Effect on the Company or the Business and there are no facts, events or conditions that have occurred which, through the passage of time or the giving of notice, or both, would constitute a default by the Company or by the other party or parties under any of such contracts, agreements, licenses and instruments that could reasonably be expected to have a Material Adverse Effect on the Company or the Business or that would create or result in the imposition of a Lien on any material assets or properties of the Company.

            6.9 Employees; Labor Matters and Employee Plans.

                  (a) Section 6.9 of the Disclosure Schedule contains complete and accurate lists of each director and officer of the Company and of all employees of the Company, which lists include the job position(s) of and compensation and benefits payable to each of such individuals as a result of his or her employment by or association with the Company. Section 6.9 of the Disclosure Schedule also contains a list of consultants and any other independent contractors that have provided professional or other services to the Company and have received or are expected to receive fees or other compensation from the Company at or in excess of $50,000 per annum. The Company has furnished to Buyer a complete and accurate copy of its employee handbook (if one exists) and a written description of all material employment or personnel policies of the Company not set forth therein.

                  (b) The Company is not a party to or otherwise bound by or subject to any collective bargaining or other labor, employment, deferred compensation, bonus, retainer, consulting, or incentive agreement, plan or contract. There has been no strike or other work stoppage by, nor does Company know of, any union organizing activity among any of the employees of the Company. The Company is in compliance, in all material respects, with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice. There is no unfair labor practice complaint pending or, to the knowledge of Company, threatened against the Company, nor is there any factual basis for any such complaint.

                  (c) Section 6.9 of the Disclosure Schedule also contains a complete, current and correct list of all Employee Plans (as hereinafter defined) of the Company (complete and accurate copies of which have been delivered to Buyer). For purposes of this Agreement, the term "Employee Plan" includes all present plans, programs, agreements or any other arrangements (including all amendments to and components of the same, such as a trust with respect to a plan) providing any remuneration or benefits, other than current cash compensation, to any current or former employee of the Company or to any other person who provides, or at any time since January 1, 2004, provided, services to the Company, whether or not such plans, programs, agreements or any such other arrangements, are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or are qualified under the Internal Revenue Code of 1986 (as amended, the "Code"). By way of example, but without limiting the generality of the foregoing, the term Employee Plan includes, but is not limited to, employee benefit plans (as defined in Section 3(3) of ERISA), pension, retirement, profit sharing, stock option, stock bonus, and non-qualified deferred compensation plans, any multiemployer plan (as defined in Section 3(37) of ERISA), disability, medical, dental, health insurance, life insurance, incentive compensation, vacation benefit, and fringe benefit plans, programs or arrangements. Any and all tax returns, reports, forms or other documents required to be filed by the Company under applicable federal, state or local law with respect to the

Employee Plans have been timely filed and are correct and complete in all material respects; and any and all amounts due by the Company to any governmental agency or entity with respect to the Employee Plans have been timely and fully paid. The Company has not terminated any Employee Plan.

                  (d) All Employee Plans are now, and have always been, established, maintained and operated in accordance, in all material respects, with all applicable laws (including, but not limited to, ERISA and the Code) and all regulations and interpretations thereunder and in accordance with their plan documents. All communications with respect to each Employee Plan by any members of any plan committee, plan fiduciaries, plan administrators, the Company or its Board of Directors or employees, accurately reflect the documents and operations of each such Employee Plan in all material respects. The Internal Revenue Service has issued one or more determination letters with respect to each funded Employee Plan stating that, from the inception of each such Employee Plan, such Employee Plan has been and is qualified under Section 401 of the Code and each trust maintained in connection with each such Employee Plan has been and is exempt under Section 501 of the Code. No Employee Plan is a multiemployer plan within the meaning of the Code or ERISA, a defined benefit plan within the meaning of Section 3(35) of ERISA, a plan subject to Section 302 of ERISA or
Section 412 of the Code, or funded through a welfare benefit fund (as defined in Section 419 of the Code). The Company has not participated in, maintained, contributed to or been required to contribute to any employee benefit plan subject to Title IV of ERISA or any retiree medical or retiree life insurance benefit plan. All contributions required to be made to or with respect to each Employee Plan and all costs of administering each Employee Plan have been completely and timely paid. All reports, forms and other documents required to be filed with any governmental entity with respect to any Employee Plan have been timely filed and are accurate. There is and there has been no actual or, to the knowledge of the Company, no threatened or expected litigation or arbitration concerning or involving any Employee Plan. No complaints to or by any government entity have been filed or, to the knowledge of the Company, have been threatened or are expected with respect to any Employee Plan. No Employee Plan or any other person has any liability to any plan participant, beneficiary or other person under any provision of ERISA, the Code or any other applicable law by reason of any action or failure to act in connection with any Employee Plan. There has been no breach of fiduciary duty or non-exempt prohibited transaction as described in Section 406 of ERISA and Section 4975 of the Code with respect to any Employee Plan. No Employee Plan provides medical benefits to one or more former employees (including retirees), other than benefits required to be provided under Section 4980B of the Code or Sections 601 to 608 of ERISA. Each welfare benefit plan (as defined in Section 3(2) of ERISA) is, and has been, in material compliance with the requirements of Code Section 4980B and Sections 601 to 608 of ERISA. There is no contract, agreement or benefit arrangement covering any employee of the Company which individually or collectively would constitute an "excess parachute payment" under Section 280G of the Code.

                  (e) The consummation of the transactions contemplated by this Agreement will not (i) entitle any individual to severance pay, or (ii) accelerate the time of payment or vesting, or increase the amount, of compensation that, but for such transactions, would be due to any individual. The Company has delivered to the Buyer complete and accurate copies of each plan, agreement or arrangement relating to the foregoing, including all amendments thereto.

                  (f) With respect to any insurance policy providing funding for benefits under any Employee Plan, (i) there is no material liability of the Company in the nature of a retroactive or retrospective rate adjustment, loss sharing arrangement, or other actual or contingent liability, nor would there be any such material liability if such insurance policy was terminated on the date hereof, and (ii) to the knowledge of the Company, no insurance company issuing any such policy is in receivership, conservatorship, liquidation or similar proceeding and the Company has not received any notice that any such proceeding with respect to any such insurance company is pending or imminent.

            6.10 Customers and Suppliers. Section 6.10 of the Disclosure Schedule contains complete and accurate lists of (a) each customer or client of the Company, including original equipment manufacturers ("OEMs"), who accounted for more than five percent (5%) of the sales of the Company in either of the two most recent fiscal years, showing the approximate aggregate dollar amount of sales to each such customer during each of such fiscal years; and (b) the ten
(10) largest suppliers of the Company in terms of purchases during each of the two most recent fiscal years, showing the approximate aggregate dollar amounts of purchases by the Company from each such supplier during each of such fiscal years. There has been no change in the business relationship of the Company with any customer or supplier named in Section 6.10 of the Disclosure Schedule which has had or could reasonably be expected to have a Material Adverse Effect on the Company or the Business. The Company does not have any present information that, and is not aware that, due to any events or circumstances that have occurred prior to the date of this Agreement, any of the customers or suppliers listed in
Section 6.10 of the Disclosure Schedule intends to cease doing business with the Company, or alter materially the amount of the business that any of them is presently doing with the Company, or will require, as a condition of continuing to purchase products from or to sell raw materials or components to the Company, a change in the prices at or in any other material terms under which it has been doing business with the Company.

            6.11 Product Warranties and Liabilities. Section 6.11 of the Disclosure Schedule sets forth the product return policies (the "Return Policies") of, and all Warranties (as hereinafter defined) given or made by, the Company. "Warranties" shall mean all service, repair, replacement and other obligations based upon or arising out of express and implied warranties made or deemed made in connection with the sale of goods or the performance of services by the Company. The Company has not extended or granted any return rights or given or made any warranties with respect to any products sold or services performed by it, other than Warranties and per Return Policies in the ordinary course of business. None of the customers of the Company has claimed to the Company or, to the Company's knowledge, to the Company's suppliers, that the Company's products are defective. The Company does not have any knowledge of any products which have been shipped by the Company in a condition that such products might reasonably be expected to be returned by the customer, or of any intention on the part of any customer to return any of the Company's products, except returns by customers in the ordinary course of business and consistent with the Return Policies and which, in any event, are not expected to be material in amount. The Company does not have any knowledge of any fact or of the occurrence of any event forming the basis of any present or future claim against the Company, whether or not fully covered by insurance, for liability on account of negligence or product liability or on account of any Warranties which would have, individually or in the aggregate, a Material Adverse Effect on the Company or the Business. Adequate reserves have been set aside in the Financial Statements for Warranty claims and product returns.

            6.12 Licenses and Permits; Compliance With Laws. Section 6.12 of the Disclosure Schedule contains a complete and accurate list of all governmental licenses, permits, franchises, authorizations, certificates, rights, privileges and registrations held by or issued to the

Company which are required for the lawful conduct of its business and which the failure to maintain could have a Material Adverse Effect (the "Licenses and Permits"). Each of the Licenses and Permits is in full force and effect, and there are no pending or, to the knowledge of the Company, threatened claims or proceedings challenging the validity of, or seeking to revoke or discontinue, any of the Licenses and Permits. None of the transactions contemplated by this Agreement will affect the validity of or cause the revocation or discontinuation of any of the Licenses and Permits. The Business is being, and has been, conducted in compliance with all applicable federal, state, local and international laws, statutes, ordinances, rules, regulations, orders, decrees and other requirements of all governmental authorities and other political subdivisions and agencies thereof having jurisdiction over the Company, including, without limitation, all such laws, regulations, ordinances and requirements relating to environmental matters, antitrust, consumer protection, labor and employment, zoning and land use, immigration, health and occupational safety matters, except where any instances of noncompliance, either individually or in the aggregate, have not had, and could not reasonably be expected to have, any Material Adverse Effect on the Company or the Business.

            6.13 Environmental and Safety Matters. The Company and the use of its respective properties and assets and the operation of the Business have complied and are in compliance in all material respects with all federal, state, local and regional statutes, laws, ordinances, rules, regulations and orders relating to the protection of human health and safety, natural resources or the environment, including, but not limited to, air pollution, water pollution, noise control, on-site or off-site hazardous substance discharge, disposal or recovery, toxic or hazardous substances, training, information and warning provisions relating to toxic or hazardous substances, or employee safety, and no notice of violation of any such statutes, laws, ordinances, rules, regulations and orders with respect thereto and no notice of the violation, cancellation or revocation of any permit, license or other authorization relating thereto, has been received, nor is any such notice pending or, to the knowledge of the Company, threatened. No underground or above-ground storage tanks or surface impoundments are located on any of the Real Properties. There has been no generation, use, treatment, storage, transfer, disposal, release or threatened release, in, at, under, or on any of the Real Properties of toxic or hazardous substances during the ownership or occupancy thereof by the Company, or, to the knowledge of the Company, prior to such ownership or occupancy, except in compliance with applicable statutes, laws, ordinances, rules, regulations, orders, licenses and permits. There are not now, and at Closing there will not be, any toxic or hazardous substances on, in or under any of the Real Properties except in compliance with all applicable laws, regulations, ordinances and permits relating to environmental protection or the protection of health and safety. The Company has not received any notice or claim to the effect and the Company does not know of any basis for a claim to the effect, that the Company is or may be or become liable to any governmental authority or private party as a result of the release, or threatened release, of any toxic or hazardous substances in connection with the operations of the Company, or any of the predecessors of the Company. None of such operations is the subject of any actual, or to the Company's knowledge, threatened federal, state or local investigation evaluating whether any remedial action is needed to respond to a release or a threatened release of any toxic or hazardous substances at any of the Real Properties or any other real properties that have been owned, used or leased by the Company or predecessors thereof. For the purposes of this Section 6.13, "toxic or hazardous substances" shall include any material, substance or waste that, because of its quantity, concentration or physical or chemical characteristics, is at any time deemed under any federal, state, local or regional statute, law, ordinance, regulation or order, or by any governmental agency pursuant thereto, to pose a present or potential hazard to human health or safety or the environment, including, but not limited to, (i) any material, waste or substance which is defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. 9601 et seq.), as amended from time to time ("CERCLA"), and its related state and local counterparts; (ii) asbestos and asbestos containing materials and polychlorinated biphenyls; and (iii) any petroleum hydrocarbon, including oil, gasoline (refined and unrefined) and their respective constituents and any wastes associated therewith.

            6.14 Insurance Coverage. Section 6.14 of the Disclosure Schedule contains a list and description of each policy of fire, general liability, product liability, worker's compensation and other forms of insurance maintained by the Company. Complete and accurate copies of each such policy have been delivered to Buyer. All such policies are, and since January 1, 2004, such policies (or policies substantially equivalent thereto) have been, continuously in full force and effect and without any gaps in coverage, all premiums with respect thereto covering all periods up to and including the date hereof have been paid, and no notice of cancellation, termination or denial of coverage has been received with respect to any such policy. Such policies (i) are valid, outstanding and enforceable policies, (ii) provide adequate insurance coverage for the properties, assets and operations of the Company as presently conducted,
(iii) will remain in full force and effect through the respective dates set forth on Section 6.14 of the Disclosure Schedule, without the payment of additional premiums, and (iv) will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. There has also been furnished to Buyer a schedule that describes all claims of the Company which are pending under such insurance policies or have been paid to or on behalf of the Company since January 1, 2004. Since January 1, 2004, the Company has not been refused any insurance with respect to its properties, assets or operations, nor has its coverage been limited, by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance.

            6.15 Litigation. There is no pending or, to the knowledge of the Company, threatened, action, suit, arbitration proceeding, charge, complaint, allegation, investigation, inquiry or other proceeding or claim before any court or governmental or administrative body or agency or other entity against, relating to or affecting the Company or any director, stockholder, officer, agent or employee of the Company in its, his or her capacity as such, or the assets, properties or Business of the Company or the transactions contemplated by this Agreement (collectively, "Proceedings"), nor is the Company aware of any facts or circumstances which could reasonably lead to or provide the basis for any Proceedings that, if brought or adversely determined against the Company, could reasonably be expected to have a Material Adverse Effect. Each Stockholder severally represents (without any joint liability for the same several representation of the other Stockholders) that such Stockholder is not aware of any actual or threatened Proceedings that, if brought or adversely determined against the Company, could reasonably be expected to have a Material Adverse Effect. There is not in effect any order, judgment or decree of any court or governmental or administrative body or agency enjoining, barring, suspending, prohibiting or otherwise limiting the Company, or any officer, director, employee or agent of the Company, in its capacity as such, from conducting or engaging in any aspect of the Business, or requiring the Company, or any officer, director, employee or agent of the Company to take or refrain from taking any action with respect to any aspect of the Business which could reasonably be anticipated to have a Material Adverse Effect on the Company or the Business.

            6.16 Taxes and Tax Returns.

                  (a) The Company has duly and timely filed all Tax Returns (as hereinafter defined) which are required by law to be filed by it and has duly and timely paid all Taxes (as hereafter defined) due or claimed to be due from it (whether or not shown on any Tax Return), and there are no assessments or claims for payment of Taxes now pending or, to the knowledge of the Company, threatened, or any audit of the records of the Company being made or threatened by, any taxing authority. Each Tax Return previously filed is, or to be filed in the future relating to any period up to the Closing Date shall be, correct and complete in all respects. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. The amounts set up as provisions for Taxes, if any, on the balance sheets of the Company included in the Financial Statements are sufficient for the payment of all unpaid Taxes accrued for or applicable to the periods ended on such dates and all years and periods prior thereto and for which the Company, at those dates, may have been liable. The Company has properly withheld and paid, or accrued for payment, when due, to appropriate state and/or federal authorities, all sales and use taxes, if any, and all amounts required to be withheld from payments made to its employees, independent contractors, creditors, stockholders, or other third parties and has also paid all employment taxes as required under applicable laws. The Company has not agreed to or is required to make any adjustment under Code Section 481(a) by reason of a change in accounting method. There is no income reportable by the Company for a period ending after the Closing Date attributable to a transaction or other event (e.g., an installment sale) occurring prior to the Closing Date involving in excess of $25,000. The Company is not (nor has been) a "reporting corporation" subject to the information reporting and record maintenance requirements of Code Section 6038A and the regulations thereunder. The Company does not own any interest in real property located in any state or local taxing jurisdiction that imposes a tax on the transfer of such an interest that could apply with respect to the transactions contemplated by this Agreement.

                  (b) The Company has not waived any statute of limitation in respect of any taxes or assessments by any federal, state, county, local, foreign or other taxing jurisdiction or agreed to any extension of time with respect to an assessment or deficiency in any Tax, and has not been audited by any taxing authority. The Company has not filed a consent under Section 341(f) of the Code concerning collapsible corporations.

                  (c) The Company has not made any payments, nor is the Company a party to any agreement that under any circumstances could obligate it to make any payments, that would not be deductible under Section 280G of the Code. The Company has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. The Company is not a party to any tax allocation or tax sharing agreement and does not have any obligations under any such agreement to which it may, in the past, have been a party.

                  (d) The Company (i) is not and never has been required to file a consolidated or combined state or federal income Tax Return with any other person or entity, and (ii) is not liable for the Taxes of any person under Treas. Reg. 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

                  (e) For purposes of this Agreement, the term "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

                  (f) For purposes of this Agreement, the term "Tax Return" means any return, declaration, report, claim for refund, or information return or statement (including, but not limited to, information returns or reports related to back-up withholding and any payments to third parties) relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                  (g) The Company has furnished to Buyer complete and accurate copies of (A) relevant portions of income tax audit reports, statements of deficiencies, closing or other agreements received by or on behalf of the Company relating to Taxes for all open years, and (B) all federal, state, local and foreign tax returns for all open years.

                  (h) The Company has disclosed on its federal and state income tax returns all positions taken therein that could give rise to a substantial understatement penalty within the meaning of Code Section 6662 or corresponding provisions of state tax law. There are no requests for rulings with respect to any Tax or potential Tax of the Company pending before any taxing authority.

            6.17 Related Party Transactions. Except as described on Section 6.17 of the Disclosure Schedule, no officer, director, stockholder, option holder or employee of the Company, and none of their relatives or affiliates, owns any interest in any competitor, lessor, lessee or customer or supplier of the Company. The Company is not a party to any transaction or arrangement with any of its respective officers, directors, stockholders or employees, or any relative or affiliate of any of them, which relates to or affects the ownership, lease or use or disposition of any assets, properties or the operations of the Company or the sale, lease or use of goods or services, or the loan of money or any extension of credit or guaranty, by or to the Company, other than the payment of wages, salaries and bonuses to employees of the Company for services performed in the ordinary course of business. Except as disclosed in the Financial Statements, none of the assets or properties of the Company include any receivables or contract rights from, or notes payable or evidences of indebtedness of, any of the officers, directors, stockholders or employees of the Company or any relative or affiliate of any of them.

            6.18 Certain Payments. Neither the Company nor, to the Company's knowledge, any stockholder, officer, director, employee of the Company or any agent or other representative who has been retained by the Company to act on its behalf, has made, directly or indirectly, any political contributions with corporate funds, payments from corporate funds not fully and accurately recorded on its books and records, or payments from corporate funds to governmental officials in their individual capacities or to obtain or retain business either within the United States of America or abroad. The Company has not engaged and is not engaging in any course of conduct and has not been and is not a party to any agreements or involved in any transactions which would give rise to a violation of the applicable provisions of the Foreign Corrupt Practices Act of 1977 (U.S. Public Law No. 95-213). Each Stockholder severally represents (without any joint liability for the same several representation of the other Stockholders) that such Stockholder has not made, directly or indirectly, on behalf of or for the benefit of the Company, any political contributions with corporate funds, payments from corporate funds not fully and accurately recorded on its books and records, or payments from corporate funds to governmental officials in their individual capacities or to obtain or retain business either within the United States of America or abroad. Each Stockholder severally represents (without any joint liability for the same several representation of the other Stockholders) that such Stockholder has not engaged and is not engaging in, on behalf of or for the benefit of the Company, any course of conduct, and has not been and is not a party to any agreements or involved in any transactions on behalf of or for the benefit of the Company, which would give rise to a violation of the applicable provisions of the Foreign Corrupt Practices Act of 1977 (U.S. Public Law No. 95-213).

            6.19 Bank Accounts. Section 6.19 of the Disclosure Schedule contains a complete and accurate list showing the name of each person who holds a power of attorney authorizing such person to act in the name or on behalf of the Company, the name and address of each bank, savings and loan or other financial institution in which the Company maintains any account or safe deposit box, the title and number of each such account, and the names of all persons authorized to draw thereon or effect transactions in connection with such accounts or to have access to such safe deposit boxes.

            6.20 Brokers and Finders. Neither the Company nor any Stockholder has engaged or authorized any broker, finder, investment banker or other third party to act on behalf of the Company or the Stockholders, directly or indirectly, as a broker, finder, investment banker or in any other like capacity in connection with this Agreement or the transactions contemplated hereby, or has consented to or acquiesced in anyone so acting. There are no claims for compensation from any such broker, finder, investment banker or other third party for so acting or of any basis for such a claim.

            6.21 Disclosure. None of the representations or warranties of the Company or the Stockholders contained in this Section 6 or the related schedules, or in any certificate furnished or to be furnished pursuant to this Agreement pertaining to the same, contains any statement of a material fact that was untrue when made or omits to state any material fact necessary to make the statements of fact contained herein or therein not misleading in any material respect.

            6.22 Knowledge. Each of the representations and warranties set forth in this Section 6 shall be deemed to be made by each Stockholder based on facts, events, conditions and circumstances actually known on or before the date hereof by such Stockholder, other than the following Stockholders, who shall be deemed to have made each of such representations and warranties without any such qualification as to their knowledge except as expressly provided within the statements included in such representations and warranties: Lou Hughes and Craig Janik.

            6.23 Disclosure Schedule. Any exception set forth in any section or subsection of the Disclosure Schedule furnished hereunder by the Stockholders or the Company shall be deemed to modify only the representations or warranties contained in the specifically identified sections or subsections of this Section 6 (as the case may be) to which such sections or subsections of the Disclosure Schedule specifically relate, unless there is a cross-reference made in any other section or subsection of the Disclosure Schedule to such exception or such exception expressly identifies representation and warranties in other sections or subsections of this Section 6 which it modifies or to which it relates, in which case such exception shall modify such other representations and warranties as well.

      7. Representations and Warranties of Buyer.

      Buyer represents and warrants to the Stockholders as follows:

            7.1 Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where such qualification is necessary under applicable law as a result of the conduct of its business and where the failure to be so qualified would have a material adverse effect on Buyer. Buyer has the requisite corporate power and authority to carry on its business as now being conducted and to execute and deliver and perform its obligations under this Agreement and the Escrow Agreement.

            7.2 Necessary Actions; Binding Effect. Buyer has taken all corporate action necessary to authorize its execution and delivery of, and the performance of its obligations under, this Agreement and the Escrow Agreement. This Agreement and the Escrow Agreement each constitute the valid obligation of Buyer that is legally binding on and enforceable against Buyer in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights, and (ii) general principles of equity relating to the availability of equitable remedies (regardless of whether such Agreements are sought to be enforced in a proceeding at law or in equity).

            7.3 No Conflicts. Neither the execution and delivery of this Agreement or the Escrow Agreement by Buyer nor the performance by Buyer of its obligations thereunder nor the consummation of the transactions contemplated thereby, will result in any of the following: (a) a default or an event that, with notice or lapse of time, or both, would constitute a default, breach or violation of (i) any provision of the Amended and Restated Certificate of Incorporation, as amended, or Bylaws of Buyer, or (ii) any lease, license, franchise, promissory note, contract, agreement, commitment, indenture, mortgage, deed of trust, security or pledge agreement, or other agreement, instrument or arrangement to which Buyer is a party and which is material to Buyer, considered together with all of Buyer's subsidiaries as a whole (a "Buyer Contract"); (b) the termination of any Buyer Contract or the acceleration of the maturity of any indebtedness or other monetary obligation of Buyer that is material in amount when considered in relation to Buyer and its subsidiaries taken as a whole; or (c) a violation or breach of any writ, injunction or decree of any court or governmental instrumentality to which the Buyer is a party or by which any of its properties is bound or any laws or regulations applicable to Buyer, where the violation would have a material adverse effect on Buyer considered together with all of its subsidiaries, as a whole.

            7.4 Brokers and Finders. Except for Global View Advisors, Buyer has not (i) engaged or authorized any broker, finder, investment banker or other third party to act on behalf of Buyer, directly or indirectly, as a broker, finder, investment banker or in any other like capacity in connection with this Agreement or the transactions contemplated hereby, or (ii) consented to or acquiesced in anyone so acting. Other than with respect to Global View Advisors, Buyer does not know of any claim for compensation from any such broker, finder, investment banker or other third party for so acting or of any basis for such a claim.

            7.5 Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any person or entity or any court, administrative agency or commission or other governmental authority or instrumentality is required by or with respect to the

Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) any applicable requirements under federal or state securities laws, (ii) any filings required by the Nasdaq Stock Market, Inc., and (iii) where failure to obtain such consents, approvals, orders or authorizations, or to make such filings or notifications could not reasonably be expected to (A) have, individually or in the aggregate, a material adverse effect on Buyer considered together with all of its subsidiaries as a whole, or (B) prevent or delay materially the consummation of the transactions contemplated by this Agreement.

            7.6 Litigation. Except as set forth in the filings Buyer is required to make under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (such filings, collectively, the "Buyer Securities Filings"), there is no pending or, to the knowledge of the Buyer, threatened action, suit, arbitration proceeding, charge, complaint, allegation, investigation, inquiry or other proceeding or claim before any court or governmental or administrative body or agency or other entity against, relating to or affecting the Buyer or any director, stockholder, officer, agent or employee of the Buyer in its, his or her capacity as such, or the assets, properties or business of the Buyer or the transactions contemplated by this Agreement.

            7.7 Disclosure. None of the representations or warranties of Buyer contained in this Section 7, or in any certificate furnished or to be furnished pursuant to this Agreement pertaining to the same, contains any statement of a material fact that was untrue when made or omits to state any material fact necessary to make the statements of fact contained herein or therein not misleading in any material respect.

      8. Obligations Pending and Following the Closing.

            8.1 Full Access. The Company shall afford to Buyer, its counsel, accountants, investment bankers and lenders (and their respective accounting and legal and other authorized representatives), reasonable access during normal business hours to all properties, personnel and information of the Company, including, without limitation, financial statements, books and records, leases and agreements and tax returns, to enable Buyer to determine that the transactions contemplated hereby can be consummated in accordance with applicable statutes and regulations, to verify the accuracy of the representations and warranties made herein and to fully investigate the affairs of the Company as fully as Buyer may desire; provided, that such investigation shall be conducted in a manner which does not unreasonably interfere with the operation of the Business. Without limiting the generality of the foregoing, the Company and the Stockholders shall furnish or cause to be furnished to Buyer and its representatives such reasonable information, data and reports concerning the ownership of the Shares and/or any options to purchase shares of the Company's Common Stock, the capital structure of the Company and the assets and properties and businesses, financial condition and operating results of the Company as Buyer or any such representative shall reasonably request. No information or knowledge obtained in any investigation pursuant to this Section 8.1 shall affect or be deemed to modify, reduce or increase any representation or warranty contained in this Agreement or in any certificates delivered by the Company or the Stockholders at the Closing.

            8.2 Conduct of Business. Unless Buyer gives its prior written consent for actions to be taken to the contrary, from the date hereof and until the Closing or termination of this Agreement, whichever first occurs, the Company shall operate and conduct the Business diligently and only in the ordinary course of business consistent with past practices, and no Stockholder shall interfere with the Company in connection therewith. Without limiting the generality of the foregoing, the Company shall (and no Stockholder shall interfere with the Company's efforts to):

                  (a) Organization and Relationships. Use reasonable efforts to preserve intact its properties, assets and business organizations, to keep available the services of its officers, directors and employees and to maintain satisfactory relationships with all vendors, suppliers, distributors, sales representatives, customers, agents, consultants and others having commercially beneficial relationships with it, commensurate with the requirements of the Business;

                  (b) Indebtedness. Not increase the amount due and owing to any lender for borrowed money, incur any capitalized lease obligations, or guaranty or otherwise become obligated in respect of the obligations of any other person or entity, except in the ordinary course of business consistent with past practices but subject to Section 8.3 herein in any event;

                  (c) Insurance. Maintain insurance coverage consistent with past practices and, unless comparable insurance is substituted therefor or is not generally available to businesses of the type conducted by the Company not take any action to terminate or modify, nor permit the lapse or termination of, the present insurance policies and coverages of the Company;

                  (d) Compensation and Benefits. Not increase the compensation or benefits of any officer, director, employee, independent contractor or agent other than as set forth in Section 6.6(iv) of the Disclosure Schedule; not adopt or amend any commission plan or arrangement or any Employee Plan of any type; not make, pay, award or grant any bonus or incentive or deferred compensation; and not lend or advance any sum or extend credit to any employee, director, stockholder or any affiliate;

                  (e) Lawsuits and Claims. Promptly notify Buyer of all lawsuits, claims, proceedings or investigations that are, or which any officers of the Company or any of the Stockholders has reason to believe may be, threatened, brought, asserted or commenced against the Company or any of its officers or directors, and which could have a Material Adverse Effect on the Company or the Business or which relate to or could affect in any way the Shares or the transactions contemplated hereby; and not release, settle, compromise or relinquish any claims, causes of action or rights involving more than $25,000 individually or $50,000 in the aggregate which the Company may have against any other person or entity;

                  (f) Sales of or Liens on Assets. Not sell or otherwise dispose, or enter into any agreement for the sale or other disposition, of any of its assets or properties, except for sales of inventory and obsolete equipment in the ordinary course of business and consistent with past practices, and not permit or allow, or enter into any agreements providing for or permitting, any of its assets or properties to be subjected to any Lien other than Permitted Liens;

                  (g) Condition of Assets. Maintain in good working order and condition, ordinary wear and tear excepted, all items of tangible personal property, wherever located, that are used, leased or owned by it;

                  (h) Agreements and Transactions. Observe and perform in all material respects the terms, conditions, covenants and obligations contained in, and take all actions necessary or appropriate to preserve the rights of the Company under, all existing agreements, written or oral, between the Company and any third parties the violation or loss of which could have, individually or in the aggregate, a Material Adverse Effect on the Company or the Business; and, except as required by any existing agreements, not enter into any new agreements or transactions, or incur any expenditures, liabilities or obligations, involving more than $25,000 individually or $50,000 in the aggregate (except for purchases from customers or sales orders to suppliers incurred in the ordinary course of business and consistent with past practice), or renew, extend, amend or modify any existing agreement (written or oral) involving any commitments, obligations, liabilities or requiring any expenditures that would exceed $25,000 individually or $50,000 in the aggregate or which would govern the pricing or any other of the material terms of sales to be made to any customers or purchases of raw materials or components from any suppliers that are expected to account for more than 5% of the Company's product sales or purchases of supplies during the next 12 months; not take any action which would cause a breach or violation of or default under any Company Contract and promptly notify Buyer in writing of the occurrence of any such breach or default; and not enter into any transaction with any stockholder, director or officer or any person or entity related to or affiliated with any such person other than to continue those transactions that are described on Section 6.17 of the Disclosure Schedule;

                  (i) Consents; Compliance with Laws. Use its best efforts to obtain and maintain all consents, assignments or approvals of third parties, governmental and other authorities, in form and substance reasonably satisfactory to Buyer, the absence or loss of which could have a Material Adverse Effect on the Company or the Business; and not take any action which would result in a violation of or the noncompliance with any Company Contract or any laws or regulations applicable to or any permits or licenses or contractual rights held by the Company where such violation or non-compliance would or is reasonably likely to have a Material Adverse Effect on the Company or the Business, or result in the incurrence of any material liability by the Company or in the revocation, modification or loss of any license, permit or contractual right needed for the operation of the Business as presently conducted by the Company, or which would adversely affect the obtaining of third-party consents or approvals for or otherwise adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement; and cooperate with Buyer and render to Buyer such assistance as Buyer may reasonably request in obtaining such consents and approvals;

                  (j) Taxes. Pay, when due, and prior to the imposition or assessment of any interest, penalties or Liens by reason of the non-payment of, all Taxes assessed against the Company other than Taxes that the Company is contesting in good faith through available legal or administrative proceedings as set forth on Schedule 8.2(j);

                  (k) Dividends; Significant Transactions. Not: (i) declare or pay any dividends or make any distributions with respect to, or redeem or otherwise acquire any shares of, the capital stock of the Company; (ii) accelerate the maturity or payment of or prepay any indebtedness or other obligations of the Company; (iii) approve or effect any reclassification or recapitalization of the Company or its authorized or outstanding shares of capital stock; (iv) merge or consolidate the Company with or into a third party or reorganize the Company; (v) approve or commence any proceedings for the dissolution or liquidation of the Company; or (vi) enter into any agreement or commitment to do any of the foregoing;

                  (l) Corporate Matters. Not: (i) amend in any manner the Amended and Restated Certificate of Incorporation or Bylaws of the Company; (ii) authorize or issue any shares of capital stock of any class or series (other than the issuance of shares pursuant to the exercise of outstanding options); or (iii) create or issue any warrants, obligations, subscriptions, options, convertible securities or other commitments under which any additional shares of the capital stock of any class or other equity securities of the Company may be directly or indirectly authorized, issued or transferred; or (iv) agree to do any of the foregoing;

                  (m) Liabilities and Expenses. Not create or incur (whether as principal, surety or otherwise) any material liabilities, secured or unsecured, or fixed, absolute or contingent, other than liabilities and expenses incurred in the ordinary course of business consistent with past practices;

                  (n) Tax Matters. Prepare and timely file any Tax Returns required to be filed by the Company on or before the Closing Date and not make or change any election, change any annual accounting period, adopt or change any accounting method, file any amended Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company, take any other action or omit to take any action, if any such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission would have the effect of causing or increasing a Tax liability of the Company or the Buyer; or

                  (o) Other. Not enter into any agreement or commitment to take any action that would violate any of the covenants set forth in this Section 8.2.

Notwithstanding any provision to the contrary in this Section 8.2, the Company is not required to incur material expenses outside the ordinary course of business or inconsistent with past practices, in order to fulfill the obligations stated in this Section 8.2.

            8.3 Indebtedness.

                  (a) On or prior to the Closing Date, each Stockholder shall satisfy any indebtedness of such Stockholder to the Company, which indebtedness is reflected on Section 6.17 of the Disclosure Schedule. Neither any Stockholder, or any of its affiliates on the one hand, nor the Company, on the other hand, shall transfer any assets, including cash, to, or pay any obligations of, the other prior to the Closing Date. Except with respect to the indebtedness owed by the Company to Rockford Corporation through the Closing Date and either (i) outstanding as of the date of this Agreement and disclosed on Section 6.17 of the Disclosure Schedule or (ii) advanced after the date of this Agreement in accordance with the procedure set forth in Section 8.3(b), which Buyer will pay (or cause the Company to pay) on the Closing Date, all indebtedness owed by the Company to any Stockholder shall be cancelled by such Stockholder prior to the Closing Date.

                  (b) If Company concludes before the Closing Date that it requires additional cash for its operations for any reason, it will notify Buyer and Rockford Corporation of the amount required, the purpose for which it will use the advance, and the date by which it requires the advance (which will be not less than 5 business days after the notice). If either Buyer or Rockford Corporation objects to the advance by giving notice to the Company and the other within such 5 day period, then representatives of the Company, Buyer and Rockford Corporation will meet and attempt to agree upon the amount of any advance. If they cannot, then Rockford Corporation will not make the requested advance. If neither party objects by the 5th business day after the request for an advance, or if the parties agree upon the amount of an advance in writing after meeting, then Rockford Corporation will make the advance and Buyer will pay (or cause the Company to pay) to Rockford Corporation the amount of the advance on the Closing Date (in addition to the advances outstanding on the date of this Agreement).

            8.4 Further Assurances. Each party hereto shall execute and deliver, both before and after the Closing, such instruments and take such other actions as the other party or parties, as the case may be, may reasonably request in order to carry out the intent of this Agreement or to better evidence or effectuate the transactions contemplated herein, provided that, with respect to any such request, the requesting party bears the reasonable costs of preparing, executing and delivering such instruments or the taking of such actions, unless the other party is obligated, under any other terms or provisions of this Agreement, to execute and deliver such documents or to take any such action.

            8.5 Transfer of Property Rights. The Stockholders shall each have entered into an agreement in a form reasonably acceptable to the Buyer with the Company (in the form of an employment agreement, assignment, transfer, release or otherwise) whereby each Stockholder (i) acknowledges and agrees that all rights, title and interests in and to the property of the Company (the "Property"), including without limitation the property and assets referenced, referred to or contemplated by Section 6.7 hereof, and all parts of such Property, including all copyrights, patents, trade secrets, and trademarks therein, in whatever media or form, shall be and remain the exclusive property of the Company; (ii) unconditionally and irrevocably transfers, conveys and assigns to the Company all of the Stockholder's current and hereafter acquired rights, title and interests in and to such Property, and all parts thereof, including, without limitation, rights in copyright, patent, trade secret and trademark; and (iii) agrees to take all actions and execute all documents, as the Company may reasonably request, to effectuate the acknowledgement of ownership and the vesting of complete and exclusive ownership of the Property in the Company.

            8.6 Notice of Breach. Each party to this Agreement will immediately give notice to the other parties of the occurrence of any event, or the failure of any event to occur, that results in or constitutes a breach by it of any representation or warranty or a failure by it to comply with or fulfill any covenant, condition or agreement contained herein.

            8.7 Ancillary Agreements. At the Closing, the following agreements shall be executed and delivered by the respective parties identified below:

                  (a) Employment Agreements. Each of the individuals listed on
Schedule 8.7(a) attached hereto shall execute and deliver an employment agreement with the Company in the form attached hereto as Exhibit A (the "Employment Agreements").

                  (b) Non-Competition Agreements. Each of the individuals listed on Schedule 8.7(b) attached hereto shall execute and deliver a non-competition agreement [with the Company] in the form attached hereto as Exhibit B (the "Non-Competition Agreements").

                  (c) License Agreement. The Company and Rockford Corporation shall execute and deliver a non-exclusive proprietary software license agreement with the Buyer in the form attached hereto as Exhibit C (the "License Agreement").

            8.8 Releases. At the Closing, each of the Stockholders shall have executed a release in favor of the Company, in the form attached hereto as Exhibit D (the "Releases").

            8.9 Certain Covenants of the Stockholders; No Solicitation. Except for the sale of the Shares to Buyer, from and after the date hereof and continuing until the termination of this Agreement or the consummation of the sale of the Shares to Buyer hereunder, whichever first occurs, none of the Stockholders shall sell, transfer, pledge, hypothecate or otherwise dispose of any of the Shares now outstanding, and, in the case of the Options, none of the Stockholders shall exercise any of such Options, and none of the Stockholders shall grant any options or rights to purchase or exercise (as applicable), or enter into any agreements which would obligate any of the Stockholders to sell or exercise (as applicable), or entitle any person or entity to acquire or exercise (as applicable), any of such Shares, or any interest therein or rights thereunder, whether absolute or contingent. Each Stockholder agrees that such Stockholder will not, and the Stockholders shall cause the Company to not, directly or indirectly through any of its respective officers, directors, employees, representatives or agents, (i) solicit, initiate or encourage any inquiries or proposals (from any person or entity other than Buyer) that constitute, or could reasonably be expected to lead to, or accept, any proposal or offer for a merger, consolidation, reorganization, business combination, sale of substantial assets, sale of shares of capital stock (including, without limitation, by way of a tender offer), or the issuance of any new securities of the Company or any other transaction or series of transactions which could cause or result in a change of control of or any material change in the Company or the Business, or which could interfere in any manner, directly or indirectly, with the consummation of the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "Acquisition Proposal"), (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to or which could lead to or facilitate the making of, any Acquisition Proposal by any person or entity other than Buyer, or (iii) agree to, approve or recommend any Acquisition Proposal. The Stockholders shall notify the Buyer immediately (and no later than 24 hours) after receipt by the Company or such Stockholder (or by any of their advisors) of any written bona fide Acquisition Proposal or any written request for nonpublic information or for access to the properties, books or records of the Company. Such notice to Buyer shall be made orally and in writing and shall indicate in reasonable detail the identity of the person or entity making such Proposal or request and the terms and conditions of such proposal, inquiry or contact. A proposal for a transaction involving a Stockholder, not directed toward the Stockholder's interest in the Company, will not be considered an Acquisition Proposal and will not be restricted by this
Section 8.9.

            8.10 Furnishing of Certain Information. If requested by Buyer, but at Buyer's expense, the Company will (i) permit Buyer's employees, independent public accountants or other advisors to have reasonable access to the books and records of the Company so that, if required by Buyer, any unaudited historical financial statements and other financial information of the Company can be reviewed and/or audited by Buyer's employees, independent public accountants or their advisors; and (ii) permit such financial statements and other information of or concerning the Company or its businesses to be disclosed in any Buyer Securities Filings made after the Closing Date. In addition, Company shall cause the Company's independent public accountants at Buyer's expense to provide such information (including, without limitation, reasonable review of such accountants' workpapers) and assistance, including the execution and delivery of opinions and consents, with respect to the Company's historical consolidated financial statements, as may be required by Buyer in connection with the preparation of financial statements for, and their inclusion in, any such Buyer Securities Filings to be made after the Closing Date. The Company will also provide to Buyer at Buyer's expense such assistance and other information, including, without limitation, information concerning the Company and the Business of the type and nature that would be required to be included in a Registration Statement that the Company would be required by the Securities Act to file on Form S-1 for a public offering of its equity securities, for inclusion in any Securities Filing to be made after the Closing Date. Disclosure of such financial statements and information furnished hereunder in any Securities Filing, to the extent reasonably required by applicable SEC rules, shall not constitute a breach or violation of the confidentiality provisions of
Section 15 hereof.

            8.11 Monthly Financial Statements. As soon as practicable, and in any event within 30 days following the end of each month ending on or after the date of this Agreement, complete and accurate copies of the consolidated financial statements of the Company, consisting of a balance sheet and statements of income, and cash flows, as of and for the month then ended, shall be furnished to Buyer, together with a copy of any compliance certificates furnished to the Company's bank lenders.

            8.12 Employee Benefits. Buyer shall, with respect to all full-time employees employed by the Company, cause the Company to provide employee benefit plans, programs and arrangements having benefits that, in all material respects, are comparable to the employee benefit plans, programs and arrangements provided by Buyer for its own employees of a similar position; provided, that the foregoing shall not require Buyer to maintain any specific type of employee benefit plan; provided, however, that, notwithstanding the foregoing, no full time employees employed by the Company shall be entitled to any credit for accrued vacation to the extent such accrued vacation exceeds the number of vacation days that employees of Buyer are entitled to accrue.

            8.13 Environmental Assessments. Buyer shall have the right to obtain, at Buyer's expense and from environmental consultants selected by Buyer, environmental assessments of any of the Real Properties (the "Environmental Assessments") for the purpose of determining whether there exists any toxic or hazardous substances (as such terms are defined in Section 6.13 hereof) on, about or underneath the Real Properties, or migrating or threatening to migrate from any of the Real Properties, or any condition, circumstance or activity which constitutes a violation of or noncompliance with any Environmental Law (as defined below) which, in the reasonable judgment of Buyer, based on the results of or any recommendations from its environmental consultants, is required to be remedied or corrected (a "Hazardous Condition") and which is attributable to the operations of the Company on or after, or to any Hazardous Condition on, about or underneath or migrating from any such Real Property. For purposes of this
Section 8.13, "Environmental Law" shall mean any federal, state or local law, order, rule or regulation relating to the discharge, remediation, removal, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of toxic or hazardous substances.

      9. Conditions to Buyer's Obligations.

      The obligations of Buyer to consummate the transactions contemplated herein shall be subject to the satisfaction or waiver, on or before the Closing Date, of each of the following conditions:

            9.1 Accuracy of Representations and Warranties. All of the representations and warranties of the Company and the Stockholders contained herein shall be complete and accurate as of the date when made and shall be complete and accurate as of the Closing Date with the same force and effect as though such representations and warranties were made at and as of the Closing Date.

            9.2 Due Diligence. The Buyer, its officers, directors, employees, accountants, attorneys, representatives, advisors and/or agents shall have completed to their satisfaction, a due diligence review of the Company's business and financial condition pursuant to Section 8.1 hereof, and specifically, Buyer's employees, independent public accountants and other advisors shall have completed their review of the Financial Statements of the Company to their reasonable satisfaction.

            9.3 Performance. The Company and each of the Stockholders shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and all actions which the Company is required to take at or prior to the Closing, as provided in this Agreement, shall have been taken by them in accordance with the terms of this Agreement.

            9.4 Adverse Changes. No material adverse change shall have occurred and no event shall have taken place that would, or could reasonably be expected to, have a Material Adverse Effect on the Company, its assets, operation, the Business or business prospects and Buyer shall have received a letter, in form and substance reasonably requested by Buyer updating the Balance Sheet.

            9.5 No Governmental Proceeding or Litigation. No suit, action, investigation, inquiry or administrative or other proceeding by any governmental body or other person or entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby. There shall be no pending or threatened litigation, or asserted or unasserted claims, assessments, or other loss contingencies, which could have a Material Adverse Effect on the Company.

            9.6 Certificates. Buyer shall have received the following:

                  (a) Good Standing Certificate, dated as of a recent date, with respect to the Company from (i) the Secretary of State of the State of Delaware and (ii) the Secretaries of State or other appropriate state agencies of each other jurisdiction in which the Company is engaged in business activities that would require qualification under the laws of such state; and

                  (b) Certificate signed by the President of the Company dated as of the Closing Date, certifying that (i) all representations and warranties of the Company and the Stockholders were complete and accurate when made and remain complete and accurate in all material respects as of the Closing Date;
(ii) all of the respective covenants, agreements, obligations and conditions of the Stockholders, and the actions of the Company required to have been performed or complied with by them under or pursuant to this Agreement as of or prior to the Closing have been fully performed or complied with; unless waived in writing by Buyer; and (iii) all of the conditions to the obligations of Buyer under this Agreement required to be satisfied by any of the Stockholders or the Company by the Closing Date have been satisfied and fulfilled or have been waived in writing by Buyer.

            9.7 Consents. All consents, authorizations, permits or approvals from third parties, governmental and other, required to permit the parties to consummate the transactions contemplated hereby shall have been obtained, without the imposition of any burdensome conditions on the Company or Buyer, and shall not have been revoked or withdrawn; this shall include, without limitation, a release executed by Congress Financial Corporation (Western) with respect to the pledge of shares of the Company owned by Rockford Corporation, as described in Sections 5.3 and 5.4 of the Disclosure Schedule.

            9.8 Indebtedness. Each of the Stockholders shall have paid, in full, all amounts owing to the Company by such Stockholder, and all indebtedness owed by the Company to any Stockholder shall have been canceled by such Stockholder except to the extent it is to be paid as provided in Section 8.3 hereof.

            9.9 Opinion of Counsel. Buyer shall have received an opinion, dated the Closing Date, of Greg Mathis, Esq., substantially in the form of Exhibit E hereto.

            9.10 Ancillary Agreements. The following agreements shall have been executed and delivered by the respective parties identified below:

                  (a) Escow Agreement. Buyer, Company, the Equity
Representative, and the Escrow Agent shall have executed and delivered the Escrow Agreement.

                  (b) License Agreement. The Company and Rockford Corporation shall have executed and delivered to the Buyer the License Agreement.

                  (c) Employment Agreements. Each of the individuals listed on
Schedule 8.7(a) shall have executed and delivered to Buyer an Employment Agreement in form and substance reasonably acceptable to the parties thereto.

                  (d) Non-Competition Agreements. Each of the individuals listed on Schedule 8.7(b) shall have executed and delivered to Buyer a Non-Competition Agreement in form and substance reasonably acceptable to the parties thereto.

            9.11 Releases. Stockholders owning at least 96% of Company's outstanding Common Stock and no less than 100% of the Options shall have executed and delivered this Agreement and each of such Stockholders shall have executed and delivered the Releases to the Buyer.

            9.12 Resignation. Buyer shall have received written resignation letters from each director and executive officer of the Company designated in writing by Buyer on or before the Closing Date.

            9.13 Additional Instruments. Buyer shall have received certified copies of resolutions duly adopted by the Board of Directors of the Company approving this Agreement and authorizing the transactions contemplated hereby, and such other or additional instruments, consents, endorsements and documents as Buyer reasonably deems to be necessary to enable the transactions contemplated by this Agreement to be consummated as provided in this Agreement. All other proceedings in connection with this Agreement and the transactions contemplated hereby, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in form and substance to Buyer and its counsel.

            9.14 Results of Environmental Assessments. Buyer shall be reasonably satisfied with the results of the Environmental Assessments conducted pursuant to Section 8.13 hereof relating to the presence on, about or underneath the Real Properties of Hazardous Substances that were not present at such Real Properties prior to, and the Company's compliance with Environmental Laws since, inception.

            9.15 Fairness Opinion. Buyer shall have received, in form and substance satisfactory to Buyer, a fairness opinion from Global View Advisors with respect to the transaction contemplated by this Agreement.

            9.16 Approval by Board of Directors. This Agreement and the agreements and transactions contemplated hereby shall have been duly approved, adopted and authorized by the requisite vote of the Board of Directors of Buyer.

            9.17 Non-Vested Option Exchange Agreements. Buyer shall have received, in form and substance satisfactory to Buyer, Non-Vested Option Exchange Agreements executed and delivered by the holders of the non-vested options to purchase 11,260,080 shares of Common Stock outstanding as of the Closing Date.

      10. Conditions to the Stockholders' Obligations.

      The obligations of the Stockholders to consummate the transactions contemplated herein shall be subject to the satisfaction or waiver, on or before the Closing Date, of each of the following conditions:

            10.1 Accuracy of Representations and Warranties. All of the representations and warranties of Buyer contained herein shall be complete and accurate as of the date when made and shall be complete and accurate as of the Closing Date with the same force and effect as though such representations and warranties were made at and as of the Closing Date.

            10.2 Performance. Buyer shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed by or complied with on or prior to the Closing Date.

            10.3 No Governmental Proceeding or Litigation. No suit, action, investigation, inquiry or administrative or other proceeding by any governmental body or other person or entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

            10.4 Certificate of Officer. The Company and the Equity Representative shall have received a certificate signed by the Chief Executive Officer of Buyer, dated as of the Closing Date, certifying that (i) all representations and warranties of Buyer were complete and accurate when made and remain, in all material respects, complete and accurate as of the Closing Date;
(ii) all of the covenants, agreements, obligations and conditions of Buyer required to have been performed or complied with by Buyer as of or prior to the Closing have been fully performed or complied with, unless waived in writing by the Company and the Equity Representative; and (iii) all of the conditions to the Company and the Stockholders' obligations under this Agreement required to be satisfied by the Closing Date by Buyer have been satisfied and fulfilled or waived in writing by the Company and the Stockholders.

            10.5 Indebtedness. All indebtedness owed by the Company to Rockford Corporation shall have been paid by Company or Buyer, to the extent provided in
Section 8.3.

            10.6 Additional Instruments. The Stockholders shall have received such other or additional instruments, consents, endorsements and documents as the Equity Representative reasonably deems to be necessary to enable the transactions contemplated by this Agreement to be consummated as provided in this Agreement. All other proceedings in connection with this Agreement and the transactions contemplated hereby, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in form and substance to the Stockholders and their counsel.

            10.7 Fairness Opinion. The Board of Directors of the Company shall have received, in form and substance satisfactory to Equity Representative, a fairness opinion from Morgan Joseph & Co., Inc. with respect to the transaction contemplated by this Agreement.

      11. Closing.

            11.1 Closing; Closing Date. The consummation of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660, at 10:00 A.M. on or before October 1, 2004, or at such other place, date and time as Buyer and the Equity Representative may mutually agree (the "Closing Date").

            11.2 Closing Deliveries. In connection with and at the time of the
Closing:

                  (a) By the Stockholders. The Stockholders shall deliver or cause to be delivered to Buyer the following, as applicable:

                        (i) The stock certificates evidencing all of the Shares, accompanied by appropriate instruments of transfer duly executed by the Stockholders (or an affidavit and an indemnity regarding the loss or destruction of any such stock certificate(s), in the form attached hereto as Schedule 11.2(a)(i));

                        (ii) The Escrow Agreement, duly executed by each of the parties thereto;

                        (iii) The License Agreement, duly executed by the Company and Rockford Corporation;

                        (iv) The Releases, duly executed by the Stockholders;
and

                        (v) Each of the certificates, documents, instruments and evidences required to be delivered to Buyer pursuant to Section 9 hereof.

                  (b) By the Company. The Company shall deliver to Buyer, and the Equity Representative (only in the case of (v) below), the following:

                        (i) The minute books, stock transfer books and records, the corporate seal and other corporate records of the Company;

                        (ii) All documents and instruments and records pertaining to bank accounts and safety deposit boxes of the Company together with such instruments as the depository institutions where such accounts and safety boxes are maintained may require to change the signatories on such accounts and for such safety deposit boxes; and

                        (iii) Each of the certificates, documents, instruments and evidences required to be delivered to Buyer pursuant to Section 9 hereof;

                        (iv) the License Agreement;

                        (v) the Escrow Agreement; and

                        (vi) a release executed by Congress Financial Corporation (Western) with respect to the pledge of shares of the Company owned by Rockford Corporation, as described in Sections 5.3 and 5.4 of the Disclosure Schedule.

                  (c) By Buyer. Buyer shall deliver to the Equity
Representative, Company or the Escrow Agent, as applicable:

                        (i) To the Equity Representative: the Cash
Consideration, subject to Section 2 and Section 3 hereof, for payment by the Equity Representative in accordance with the allocations set forth on Schedule 1, following the prior payment by the Equity Representative of the fees of Morgan Joseph & Co., Inc. and the Company's legal fees, as contemplated in
Section 2.1 hereof.

                        (ii) To the Escrow Agent: the Escrow Amount.

                        (iii) To the Equity Representative, the Company and the Escrow Agent: the Escrow Agreement.

                        (iv) To the Equity Representative: each of the certificates, documents, instruments and evidences required to be delivered by Buyer pursuant to Section 10 hereof.

      12. Termination and Abandonment.

            12.1 Methods of Termination. This Agreement may be terminated and the purchase and sale of the Shares herein contemplated may be abandoned prior to the Closing:

                  (a) By mutual written consent of a majority of the Stockholders and Buyer; or

                  (b) By Buyer, the Company or the Stockholders holding a majority of the shares of the Company's Common Stock (on a fully-diluted basis), if the Closing has not occurred by October 16, 2004; provided, that the party so terminating is not in breach of any of its material obligations under this Agreement; or

            12.2 Procedure Upon Termination. In the event of termination and abandonment pursuant to Section 12.1 hereof, written notice thereof shall forthwith be given to the other party or parties. Upon termination, the purchase and sale of the Shares shall be abandoned, without further action by Buyer or the Stockholders. If this Agreement is terminated as provided herein:

                  (a) Each party will return all documents, workpapers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same;

                  (b) The obligations of confidentiality set forth in Section 15 hereof shall continue despite such termination; and

                  (c) The parties shall be relieved of any obligation to sell or purchase the Shares, but none of the parties shall be relieved of any liability for any material breach or default under this Agreement.

      13. Survival of Covenants, Representations and Warranties.

All of the representations and warranties set forth in this Agreement or in any certificates delivered pursuant hereto, and all covenants which by their terms require performance or compliance following the Closing, shall remain in full force and effect and shall survive the Closing until (i) in the case of the representations and warranties, the expiration of the applicable periods following the Closing Date set forth in Section 14.3 hereof, regardless of any investigation, verification or approval by any party hereto or by anyone or on behalf of any party hereto, and (ii) in the case of any such covenants, until they have been fully performed and no further performance is required with respect thereto pursuant to this Agreement, unless the party for whose benefit such covenant, representation or warranty was made waives the same in writing.

      14. Indemnification.

            14.1 Indemnification by the Stockholders.

                  (a) Each Stockholder shall, jointly and severally, but solely through the Escrow Amount, indemnify, hold harmless and defend (i) Buyer and its directors, officers, stockholders, employees, agents and successors and assigns, and, from and after the Closing, and also (ii) the Company, and those persons who, following the Closing Date, are the Company's officers, directors, agents and successors and assigns, except if those persons were Stockholders (collectively, all of the foregoing, the "indemnified parties" or, individually, an "indemnified party"), from and against any and all "Damages" (as hereinafter defined) that arise from or are in connection with:

                        (i) Except as provided in Section 14.1(b) hereof, any breach of, or inaccuracy in, any of the representations or warranties of any of the Company and/or the Stockholders contained in this Agreement or in the Disclosure Schedule or any certificates delivered hereunder, subject to the expiration periods set forth below; or

                        (ii) Any breach or default by the Company and/or the Stockholders of their covenants or agreements contained in this Agreement.

Notwithstanding any other provision of this Agreement or of this Section 14, the maximum liability of the Stockholders with respect to Damages claims under
Section 14.1(a) is the remaining balance held by the Escrow Agent in the Escrow Account, except with respect to fraud as provided by Section 14.1(b)(ii), pursuant to which there shall be no maximum liability with respect to Damages claims under Section 14.1(a).

                  (b) Each Stockholder, severally and not jointly, shall indemnify, hold harmless and defend Buyer and each of the other indemnified parties named in Section 14.1(a) hereof, from and against any and all Damages that arise from or in connection with:

                        (i) any breach or inaccuracy in any of such Stockholder's representations or warranties contained in Section 5 hereof or in any Disclosure Schedule or Closing certificate relating to any such representations or warranties of such Stockholder, or

                        (ii) such Stockholders personal participation in fraud related to the any of the representations and obligations established in this Agreement; however, in connection with any cause of action based on fraud involving Company management, in determining whether a Stockholder's activities may have constituted fraud the Stockholder will have the right to rely upon representations of Company management, stated in Section 6.22, without investigation and any action taken or representation made in reliance upon a person identified in Section 6.22 is not and cannot be fraudulent.

Notwithstanding any other provision of this Agreement or of this Section 14, the maximum liability of a Stockholder with respect to Damages claims under Section 14.1(b)(i) is the Stockholder's pro-rata share (based on the allocation set forth on Schedule 1) of the remaining balance held by the Escrow Agent in the Escrow Account, except with respect to fraud as provided by Section 14.1(b)(ii), pursuant to which there shall be no maximum liability with respect to Damages claims under Section 14.1(b).

            14.2 Damages. "Damages," as used in this Section 14, shall mean: (i) demands, claims, actions, suits, investigations and legal or other proceedings brought against any indemnified party or parties, and any judgments or assessments, fines or penalties rendered therein or any settlements thereof, and
(ii) all liabilities, damages, losses, Taxes, assessments, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses) incurred by any indemnified party or parties, to the extent not reimbursed or paid for by insurance, whether or not they have arisen from or were incurred in or as a result of any demand, claim, action, suit, assessment or other proceeding or any settlement or judgment.

            14.3 Limitations.

                  (a) The indemnified parties shall not be indemnified and held harmless in respect of any Damages under Section 14, other than with respect to
Section 14.1(b)(ii), unless and until the aggregate amount of any Damages exceeds $75,000, in which event the indemnified parties shall be indemnified and held harmless in respect of all such Damages in excess thereof as provided in this Section 14; provided, however, that the foregoing aggregate deductible of $75,000 referenced in this Section 14.3(a) shall not count against the total value of any Escrow Amount then available.

                  (b) No claim for indemnification under this Section 14 may be made after the release of the final amount from the Escrow Account, except for any claims for fraud made pursuant to Section 14.1(b)(ii).

            14.4 Notice and Indemnification Procedures. The procedure for indemnification notice and procedures are set forth in the Escrow Agreement.

            14.5 No Benefit to Third Parties. None of the limitations contained in this Section 14 on the rights of the indemnified parties or on the obligations or liabilities of the Stockholders is intended or shall be construed to confer or give, nor shall they confer or give, to any person, corporation or other entity, other than the parties hereto and their respective heirs, executors, representatives, successors and permitted assigns, any legal or equitable or other right, remedy or benefit, nor shall they be construed to alter or diminish any rights of the Company or any of the obligations of any person, corporation or other entity, under any agreement that may exist between the Company on the one hand, and any such other person, corporation or other entity, on the other hand, as the provisions of this Section 14 are intended to be and shall be for the sole and exclusive benefit of the parties hereto and their respective heirs, executors, representatives, successors and permitted assigns, and for the benefit of no other person, corporation or other entity.

      15. Confidentiality.

Each party acknowledges that it may have access to various items of proprietary and confidential information of the other in the course of investigations and negotiations prior to Closing. Except as otherwise provided in Section 8.10 hereof, each party agrees that any such confidential information received from the other party shall be kept confidential and shall not be used for any purpose other than to facilitate the arrangement of financing for and the consummation of the transactions contemplated herein. The furnishing of financial statements and other information of or relating to the Company or the Business by Buyer for purposes of obtaining financing for the transactions contemplated hereby, or the disclosure of such financial or other information by Buyer as provided in
Section 8.10 hereof, or the release of information to Buyer's insurers for risk assessment purposes, shall not constitute a breach of this Section 15, provided that Buyer secures the agreement of the persons to whom Buyer discloses the information to maintain it in confidence on terms consistent with those set forth in this Agreement. Confidential information shall include any business or other information which is delivered by one party to the other, unless such information (i) is already public knowledge or (ii) becomes public knowledge through no fault, action or inaction of the receiving party, or (iii) was known by the receiving party, or any of its directors, officers, employees, representatives, agents or advisors prior to the disclosure of such information by the disclosing party to the receiving party. No party hereto, nor its respective officers, directors, employees, accountants, attorneys, or agents shall intentionally disclose the existence or nature of, or any of the terms and conditions relating to, the transaction referred to herein, to any third person, specifically including, but not limited to, the employees of the Company; provided, however, that such information may be disclosed (i) with the consent of the other parties hereto, (ii) in applications or requests required to be made to obtain licenses, permits, approvals or consents needed to consummate the transactions contemplated herein, (iii) in Buyer Securities Filings as provided in Section 8.10 hereof or in other Securities Filings that any party files based on advice of counsel that such filing is required by applicable SEC rules, (iv) to the advisors of each party hereto, or (v) pursuant to court order or subpoena. The restrictions contained in this Section 15 that are applicable to Buyer shall terminate at the Closing.

      16. Expenses.

      Each of the parties shall pay all costs and expenses incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated by this Agreement, including without limitation, the fees and expenses of their respective counsel, accountants and consultants and none of the assets of the Company shall be reduced or diminished by any such costs or expenses incurred by the Stockholders.

      17. Notices.

      All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly served or delivered (i) upon actual physical delivery when delivered in person, or (ii) if sent by facsimile to the facsimile number of such party set forth hereinafter, upon receipt of confirmation of the transmission thereof to that number, provided that the sender thereof mails a copy of such notice, request, demand or other communication by the business day next succeeding the date such facsimile was transmitted, or, (iii) if mailed, seventy-two (72) hours after being deposited in the United States Mail, provided it is sent by certified mail, return receipt requested, postage prepaid, and addressed as follows:

                  (a)   If to the Company:

                        SimpleDevices, Inc.
                        2121 El Camino Real, Eleventh Floor
                        San Mateo, California 94403
                        Attention: Louis S. Hughes
                        Facsimile No.: (650) 356-0843

                        with copies to:

                        Gregory W. Mathis, Esq.
                        SimpleDevices, Inc.
                        2121 El Camino Real, Eleventh Floor
                        San Mateo, California 94403
                        Facsimile No.: (650) 356-0843

                  (b)   If to any Stockholder, to the Equity Representative:

                        W. Gary Suttle
                        Rockford Corporation
                        600 S. Rockford Drive
                        Tempe, Arizona 85281
                        Facsimile No. (480) 966-3639

                        with a copy to:

                        Kevin Olson
                        Steptoe & Johnson LLC
                        201 E. Washington St., Suite 1600

                        Phoenix, Arizona 85004
                        Facsimile No. (602) 257-5299

                  (c)   If to Buyer, to:

                        Universal Electronics Inc.
                        6101 Gateway Drive
                        Cypress, California 90630-4841
                        Attention: Paul D. Arling, Chairman and Chief Executive Officer
                        Facsimile No. (714) 820-1042

                        with required copies to:

                        Richard A. Firehammer, Jr.
                        Senior Vice President and General Counsel
                        8190 Carrington Place
                        Bainbridge Township, Ohio 44023
                        Facsimile No.: (440) 708-0721

                             and

                        Stradling Yocca Carlson & Rauth
                        660 Newport Center Drive, Suite 1600
                        Newport Beach, California 92660-6441
                        Attention: Nick E. Yocca, Esq.
                        Facsimile No. (949) 725-4100

Any party hereto may from time to time, by written notice to the other party given in the manner hereinabove set forth, designate a different address or different facsimile number, which shall be substituted for the one specified above for such party.

      18. Miscellaneous.

            18.1 Binding Effect. Subject to the provisions of Section 18.9 hereof, this Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, representatives, successors and assigns of the parties hereto.

            18.2 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

            18.3 Headings. The subject headings of the sections and subsections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

            18.4 Waivers. Any party to this Agreement may waive any right it may have hereunder or any breach or default hereunder by any other party hereto; provided that no such waiver will be effective against the waiving party unless it is in writing and specifically refers to this

Agreement. No waiver will be deemed to be a waiver of any subsequent or other right, breach or default of the same or similar nature.

            18.5 Entire Agreement. This Agreement, including the schedules and Exhibits and other documents referred to herein which form a part hereof, embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements or understandings (whether written or oral) among the parties, in respect to the subject matter contained herein. This Agreement may not be modified, amended or terminated except by written agreement specifically referring to this Agreement signed by the Buyer and the holders of a majority of the outstanding Shares.

            18.6 Governing Law. This Agreement is deemed to have been made in the State of California, and shall be governed by and construed in accordance with the laws of, the State of California for contracts made and to be performed in that State.

            18.7 Public Communications. The Stockholders will cooperate with the Buyer, if necessary, with respect to the making of a public communications release relating to this Agreement. Except as may be required by applicable law, neither the Stockholders nor the Company, on the one hand, nor Buyer, on the other hand, shall issue any press releases or other public communications relating to this Agreement or the transactions contemplated hereunder without the prior written consent of the other. In the event that any such press release or other public communication shall be required by applicable law, each party shall first consult in good faith with the others with respect to the form and substance of such release or communication.

            18.8 Disputes; Arbitration. In lieu of litigation, all disputes concerning this Agreement or any attachment hereto or any asserted breach hereof shall be resolved as follows:

                  (a) Cooperation. The parties agree to cooperate with each other to attempt to settle all disputes arising under this Agreement without resort to mediation or arbitration.

                  (b) Mediation. If the parties are unsuccessful in resolving a dispute within forty five (45) days from the date the parties begin attempting to resolve it, either party may submit the dispute to a mediation administered by Judicial Arbitration & Mediation Services, Inc. ("JAMS"), by requesting in writing to JAMS and the other party that a mediation settlement conference be scheduled. Each party shall use best efforts to complete the mediation within forty-five (45) days after such notice pursuant to the rules of JAMS. The mediation shall take place in Orange County, California. The parties shall attempt in good faith to reach agreement on the appointment of a retired judge from the JAMS panel as mediator. If they cannot agree within twenty (20) days after such notice, JAMS will provide a list of three available retired judges (which judges, to the extent available on a timely basis, should have substantial experience in the area of the dispute) and each party may strike one name from the list. The remaining judge shall be appointed as mediator. The parties shall each pay their own expenses of mediation, including attorney's fees, and shall share equally the mediator's fees and expenses.

                  (c) Arbitration. Except for any action for injunctive or any other equitable remedies, all disputes which are not resolved through cooperation and mediation shall be finally resolved by binding arbitration by a single arbitrator in accordance with the Federal Arbitration Act, 9 USCA 1, et. seq. in effect at the time. Each party to this Agreement can initiate arbitration pursuant to this Agreement by serving notice on the other party of an intent to arbitrate. Each of the parties consents to venue for such arbitration in Orange County, California. The notice shall specify with particularity the claims or issues that are to be arbitrated. Within ten days of receipt of the notice by all parties, the parties shall use all reasonable efforts to obtain a list of available arbitrators from the appropriate office of JAMS and select a mutually acceptable arbitrator. If the parties are unable to agree on an arbitrator within ten days, any party may petition the Presiding Judge of the forum's Superior Court to select a single arbitrator from the JAMS list. The parties shall have the discovery rights available under the forum's Civil Rules, subject to the limitation that each side shall be limited to no more than five depositions unless, upon a showing of good cause, the party can convince the arbitrator that more depositions should be permitted. It shall be the intention of the parties to select an arbitrator and set a schedule according to the following: (1) all discovery must be concluded within 120 days of the selection of an arbitrator, (2) the arbitration hearing must be concluded within 30 days of the close of discovery and it will be conducted in accordance with the forum's Rules of Evidence, and (3) the arbitrator's final decision shall be rendered within ten days of the final hearing day. Judgment upon the arbitrator's final award may be entered in any court having jurisdiction thereof. The parties shall bear in equal shares the arbitrator's fees and costs. In those cases where the arbitrator's judgment consists solely of monetary damages, the prevailing party in the arbitration shall be awarded its reasonable attorneys' fees and all costs, other than the arbitrator's fees and costs. For the purpose of determining who is the prevailing party, each side will submit to the other a single written offer of settlement ten days prior to the start of the arbitration hearing and the party whose offer most closely resembles the arbitrator's award shall be deemed the prevailing party for the purpose of awarding attorneys' fees.

            18.9 Assignment. No Stockholder may assign this Agreement, or assign its rights or delegate its duties hereunder, without the prior written consent of Buyer. Prior to the Closing, Buyer may not assign this Agreement, or assign its rights or delegate its duties hereunder, without the prior written consent of the Equity Representative.

            18.10 Severability. Any provision of this Agreement which is illegal, invalid or unenforceable shall be ineffective to the extent of such illegality, invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

[remainder of page intentionally left blank and the signature pages immediately follow this page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

BUYER:                              UNIVERSAL ELECTRONICS,
                                    a Delaware corporation

                                    By: /s/ Paul D. Arling
                                       -----------------------------------------
                                            Paul D. Arling
                                            Chairman and Chief Executive Officer

COMPANY:                            SIMPLEDEVICES, INC.,
                                    a Delaware corporation

                                    By: /s/ Louis S. Hughes, III
                                       -----------------------------------------
                                            Name:  Louis S. Hughes III
                                            Title: President

STOCKHOLDERS:                       [Separate Signature Page for Each signing
                                    Stockholder will be attached]

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Daniel Berdichevsky
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Daniel Berdichevsky
---------------------------------------------------
(Signature No. 1)

Daniel Berdichevsky
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

BPH B & T Investments 2000 LLC
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ John B. Montgomery
---------------------------------------------------
(Signature No. 1)

John B. Montgomery
---------------------------------------------------
(Print Name)

Managing Member
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

BPH B & T Investments 2000A LLC
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ John B. Montgomery
---------------------------------------------------
(Signature No. 1)

John B. Montgomery
---------------------------------------------------
(Print Name)

Managing Member
---------------------------------------------------
 (Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

William J. Brand
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ William J. Brand
---------------------------------------------------
(Signature No. 1)

William J. Brand
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Elliot Broadwin
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Elliot Broadwin
---------------------------------------------------
(Signature No. 1)

Elliot Broadwin
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

BPH Chapter 7 Trustee
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Ronald Greenspan, Trustee
---------------------------------------------------
(Signature No. 1)

Ronald Greenspan
----------------------------
(Print Name)

Chapter 7 Trustee of Brobeck, Phleger & Harrison Estate
-------------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Hanford C. Choy
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Hanford C. Choy
---------------------------------------------------
(Signature No. 1)

Hanford C. Choy
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Hanford C. Choy
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Hanford C. Choy
---------------------------------------------------
(Signature No. 1)

Hanford C. Choy
---------------------------------------------------
 (Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Heather Cowper
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Heather Cowper
---------------------------------------------------
(Signature No. 1)

Heather Cowper
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Michael V. Crooks
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Michael V. Crooks
---------------------------------------------------
(Signature No. 1)

Michael V. Crooks
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Elizabeth B. Dater
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Elizabeth B. Dater
---------------------------------------------------
(Signature No. 1)

Elizabeth B. Dater
---------------------------------------------------
 (Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Joseph De Angelis
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Joseph De Angelis
---------------------------------------------------
(Signature No. 1)

Joseph De Angelis
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Bruce Edwards
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Bruce Edwards
---------------------------------------------------
(Signature No. 1)

Bruce Edwards
---------------------------------------------------
(Print Name)

Director, ME/PD
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Bruce Edwards
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Bruce Edwards
---------------------------------------------------
(Signature No. 1)

Bruce Edwards
---------------------------------------------------
(Print Name)

Director, ME/PD
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Robert Enslein, Jr.
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Robert Enslein, Jr.
---------------------------------------------------
(Signature No. 1)

Robert Enslein, Jr.
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Robert Enslein, Jr.
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Robert Enslein, Jr.
---------------------------------------------------
(Signature No. 1)

Robert Enslein, Jr.
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Vincent Farrell Jr.
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Vincent Farrell Jr.
---------------------------------------------------
(Signature No. 1)

Vincent Farrell Jr.
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Josh Ferguson
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Josh Ferguson
---------------------------------------------------
 (Signature No. 1)

Josh Ferguson
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Randall Stuart Fish
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Randall Stuart Fish
---------------------------------------------------
 (Signature No. 1)

Randall Stuart Fish
---------------------------------------------------
(Print Name)

---------------------------------------------------

(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

David A. Fisher
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ David A. Fisher
---------------------------------------------------
 (Signature No. 1)

David A. Fisher
---------------------------------------------------
 (Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Abel Fuchs
-----------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Abel Fuchs
---------------------------------------------------
(Signature No. 1)

Abel Fuchs
---------------------------------------------------
(Print Name)

VP Automotive
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Wendy Goh
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Wendy Goh
---------------------------------------------------
(Signature No. 1)

Wendy Goh
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Wendy Goh
-----------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Wendy Goh
---------------------------------------------------
(Signature No. 1)

Wendy Goh
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Great Northern Ventures
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Patrick D. McCoy
---------------------------------------------------
(Signature No. 1)

Patrick D. McCoy
---------------------------------------------------
(Print Name)

General Partner
---------------------------------------------------
(Title, if applicable)

/s/ Vincent Izzo
---------------------------------------------------
(Signature No. 2, if applicable)

Vincent Izzo
---------------------------------------------------
(Print Name)

General Partner
---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Gardner Grout
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Gardner Grout
---------------------------------------------------
(Signature No. 1)

Gardner Grout
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Parker Sarathi Guha
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Parker Sarathi Guha
---------------------------------------------------
(Signature No. 1)

Parker Sarathi Guha
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Roger Harris
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Roger Harris
---------------------------------------------------
 (Signature No. 1)

Roger Harris
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Louis S. Hughes III
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Louis S. Hughes III
---------------------------------------------------
 (Signature No. 1)

Louis S. Hughes III
---------------------------------------------------
(Print Name)

President
---------------------------------------------------
(Title, if applicable)

/s/ Christine Gamboni Hughes
---------------------------------------------------
(Signature No. 2, if applicable)

Christine Gamboni Hughes
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Louis S. Hughes III
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Louis S. Hughes III
---------------------------------------------------
(Signature No. 1)

Louis S. Hughes III
---------------------------------------------------
(Print Name)

President
---------------------------------------------------
(Title, if applicable)

/s/ Christine Gamboni Hughes
---------------------------------------------------
(Signature No. 2, if applicable)

Christine Gamboni Hughes
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

The Hughes Family Trust U/D/D/ July 20th, 2001
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Louis S. Hughes III
---------------------------------------------------
(Signature No. 1)

Louis S. Hughes III
---------------------------------------------------
(Print Name)

Trustee
---------------------------------------------------
(Title, if applicable)

/s/ Christine Gamboni Hughes
---------------------------------------------------
(Signature No. 2, if applicable)

Christine Gamboni Hughes
---------------------------------------------------
(Print Name)

Trustee
---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Leonard P. Huttner
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Leonard P. Huttner
---------------------------------------------------
(Signature No. 1)

Leonard P. Huttner
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Michael J. Innes
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Michael J. Innes
---------------------------------------------------
(Signature No. 1)

Michael J. Innes
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Craig M. Janik
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Craig M. Janik
---------------------------------------------------
(Signature No. 1)

Craig M. Janik
---------------------------------------------------
(Print Name)

CTO
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Craig M. Janik
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Craig M. Janik
---------------------------------------------------
(Signature No. 1)

Craig M. Janik
---------------------------------------------------
(Print Name)

CTO
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Christopher Joncoaltz
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Christopher Joncoaltz
---------------------------------------------------
(Signature No. 1)

Christopher Joncoaltz
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Nicholas Kalayjian
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Nicholas Kalayjian
---------------------------------------------------
(Signature No. 1)

Nicholas Kalayjian
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Reiichi Kinoshita
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Reiichi Kinoshita
---------------------------------------------------
(Signature No. 1)

Reiichi Kinoshita
---------------------------------------------------
 (Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Michael Kuznetsov
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Michael Kuznetsov
---------------------------------------------------
(Signature No. 1)

Michael Kuznetsov
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

David Law
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ David Law
---------------------------------------------------
(Signature No. 1)

David Law
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Tony Lillios
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Tony Lillios
---------------------------------------------------
(Signature No. 1)

Tony Lillios
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

David Martella
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ David Martella
---------------------------------------------------
(Signature No. 1)

David Martella
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Gregory W. Mathis
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Gregory W. Mathis
---------------------------------------------------
(Signature No. 1)

Gregory W. Mathis
---------------------------------------------------
 (Print Name)

General Counsel
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Bill Miller
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Bill Miller
---------------------------------------------------
(Signature No. 1)

Bill Miller
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Michael Miu
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Michael Miu
---------------------------------------------------
(Signature No. 1)

Michael Miu
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Ryan Mongan
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Ryan Mongan
---------------------------------------------------
(Signature No. 1)

Ryan Mongan
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

John B. Montgomery
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ John B. Montgomery
---------------------------------------------------
(Signature No. 1)

John B. Montgomery
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Motorola
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ W. Gary Suttle
---------------------------------------------------
(Signature No. 1)

W. Gary Suttle
---------------------------------------------------
(Print Name)

CEO, Rockford Corporation
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Michael Natter
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Michael Natter
---------------------------------------------------
(Signature No. 1)

Michael Natter
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Jonathan Lee Nichols
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Jonathan Lee Nichols
---------------------------------------------------
(Signature No. 1)

Jonathan Lee Nichols
---------------------------------------------------
(Print Name)

Director, Software Engineering
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Jonathan Lee Nichols
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Jonathan Lee Nichols
---------------------------------------------------
(Signature No. 1)

Jonathan Lee Nichols
---------------------------------------------------
(Print Name)

Director, Software Engineering
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Thomas P. O'Mara
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Thomas P. O'Mara
---------------------------------------------------
(Signature No. 1)

Thomas P. O'Mara
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Thomas P. O'Mara
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Thomas P. O'Mara
---------------------------------------------------
(Signature No. 1)

Thomas P. O'Mara
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Paul Orlin
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Paul Orlin
---------------------------------------------------
(Signature No. 1)

Paul Orlin
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Paul Orlin
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Paul Orlin
---------------------------------------------------
(Signature No. 1)

Paul Orlin
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Proxim, Inc.
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Michael De Angel
---------------------------------------------------
(Signature No. 1)

Michael De Angel
---------------------------------------------------
(Print Name)

Executive VP & CFO
---------------------------------------------------
(Title, if applicable)

/s/ Richard J. Tallman
---------------------------------------------------
(Signature No. 2, if applicable)

Richard J. Tallman
---------------------------------------------------
(Print Name)

Sr. VP & General Counsel
---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Peter Read
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Peter Read
---------------------------------------------------
(Signature No. 1)

Peter Read
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Yury Regelman
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Yury Regelman
---------------------------------------------------
(Signature No. 1)

Yury Regelman
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Michael Natter
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Michael Natter
---------------------------------------------------
(Signature No. 1)

Michael Natter
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Rockford Corporation
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ W. Gary Suttle
---------------------------------------------------
(Signature No. 1)

W. Gary Suttle
---------------------------------------------------
(Print Name)

CEO
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

John Schneider
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ John Schneider
---------------------------------------------------
(Signature No. 1)

John Schneider
---------------------------------------------------
(Print Name)

Managing Director
---------------------------------------------------
(Title, if applicable)

-----------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Speculative Product Design
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ David Law
---------------------------------------------------
(Signature No. 1)

David Law
---------------------------------------------------
(Print Name)

President
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

The Golec Family Trust
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Christopher J. Golec
---------------------------------------------------
(Signature No. 1)

Christopher J. Golec
---------------------------------------------------
(Print Name)

Trustee
---------------------------------------------------
(Title, if applicable)

/s/ Kathryn F. Golec
---------------------------------------------------
(Signature No. 2, if applicable)

Kathryn F. Golec
---------------------------------------------------
(Print Name)

Trustee
---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

The Roberts Family Trust U/D/T Dated 11/17/1997
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Mark A. Roberts
---------------------------------------------------
(Signature No. 1)

Mark A. Roberts
---------------------------------------------------
(Print Name)

Trustee
---------------------------------------------------
(Title, if applicable)

/s/ Beverly D. Roberts
---------------------------------------------------
(Signature No. 2, if applicable)

Beverly D. Roberts
---------------------------------------------------
(Print Name)

Trustee
---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

---------------------------------------------------
Name of Stockholder appearing on stock certificate

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

Samrat Vasisht
---------------------------------------------------
Name of Shareholder appearing on stock option grant

/s/ Samrat Vasisht
---------------------------------------------------
(Signature No. 1)

Samrat Vasisht
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Vencil Family Limited Partnership
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Joseph W. Vencil
---------------------------------------------------
(Signature No. 1)

Joseph W. Vencil
---------------------------------------------------
(Print Name)

General Partner
---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Lawrence Wein
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Lawrence Wein
---------------------------------------------------
(Signature No. 1)

Lawrence Wein
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

John Winthrop
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ John Winthrop
---------------------------------------------------
(Signature No. 1)

John Winthrop
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                           STOCKHOLDER SIGNATURE PAGE

STOCKHOLDER SIGNATURE FOR SHARES OF COMMON STOCK

Sasha & Andrew Zamler-Carhart
---------------------------------------------------
Name of Stockholder appearing on stock certificate

/s/ Sasha Zamler-Carhart
---------------------------------------------------
(Signature No. 1)

Sasha Zamler-Carhart
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

/s/ Andrew Zamler-Carhart
---------------------------------------------------

(Signature No. 2, if applicable)

Andrew Zamler-Carhart
---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

STOCKHOLDER SIGNATURE FOR OPTIONS

---------------------------------------------------
Name of Shareholder appearing on stock option grant

---------------------------------------------------
(Signature No. 1)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

---------------------------------------------------
(Signature No. 2, if applicable)

---------------------------------------------------
(Print Name)

---------------------------------------------------
(Title, if applicable)

                                   SCHEDULE 1
                                  STOCKHOLDERS

                                                                PLAN OPTIONS            NON-PLAN OPTIONS
                                               COMMON    --------------------------------------------------  CASH CONSIDERATION
                SHAREHOLDER                     STOCK       VESTED       NONVESTED     VESTED     NONVESTED     COMMON STOCK
Anwar, Irfan                                     60,000             -             -           -           -         $     7,409
Bean, William B.                                 30,453             -             -           -           -               3,761
Berdichevsky, Daniel                              5,000             -             -           -           -                 617
Boiko, William                                   40,000             -             -           -           -               4,939
BPH Chapter 7 Trustee                           288,000             -             -           -           -              35,564
BPH B&T Investments 2000 LLC                     72,000             -             -           -           -               8,891
BPH B&T Investments 2000A LLC                    20,000             -             -           -           -               2,470
Brand, William Skip                             174,433             -             -           -           -              21,540
Broadwin, Elliot                                 97,000             -             -           -           -              11,978
Casio Holdings, Inc.                            560,000             -             -           -           -              69,153
Choy, Hanford                                   166,000       310,666        43,334   1,692,870     956,841              20,499
Cowper, Heather                                       -       343,908       184,275           -           -                   -
Crooks, Michael                                 101,731             -             -           -           -              12,562
Dater, Elizabeth                                505,150             -             -           -           -              62,380
De Angelis, Joseph                               50,876             -             -           -           -               6,283
Dryden, Michael                                  30,000             -             -           -           -               3,705
Edwards, Bruce                                  194,000       320,000             -   1,519,555     858,881              23,957
Enslein Jr., Robert                              50,438             -             -           -           -               6,228
Farrell Jr., Vincent                            200,000             -             -           -           -              24,697
Ferguson, Josh                                  130,000             -             -           -           -              16,053
Fisher, David                                         -        20,000             -           -           -                   -
Fish, Randy                                           -       317,737       157,417     159,722      90,278                   -
Fogg, Brian J.                                    5,000             -             -           -           -                 617
Fuchs, Axel                                           -        35,000             -     287,499     162,501                   -
Goh, Wendy                                       90,000       329,899       186,466           -           -              11,114
Great Northern Ventures                          50,000             -             -           -           -               6,174
Grout, Gardner                                  297,000             -             -           -           -              36,676
Guha, Partha                                          -       428,629       232,706           -           -                   -
Harris, Roger M.                                732,253             -             -           -           -              90,424
Hughes, Christine Gamboni and Louis S.
Hughes III as Trustees of The Hughes
Family Trust U/D/D July 20, 2001              1,713,500             -             -           -           -             211,595
Hughes, Louis S., III                           856,750             -             -   4,705,341   2,659,541             105,798
Huttner, Leonard                                 71,212             -             -           -           -               8,794
Innes, Michael J.                               100,000             -             -           -           -              12,349
Jain, Rajnish                                     8,000             -             -           -           -                 988
Janik, Craig                                  4,399,250             -             -   6,071,408   3,431,666             543,251
Joncoaltz, Chris                                      -             -             -     383,333     216,667                   -
Kalayjian, Nick                                       -       366,666        33,334   1,515,916     856,824                   -
Kinoshita, Reiichi                                2,000             -             -           -           -                 247
Kuznetsov, Michael                                    -       489,977       263,359           -           -                   -
Law, David                                      388,000             -             -           -           -              47,913
Lillios, Tony                                   388,000             -             -           -           -              47,913
Martella, Dave                                        -        35,000             -           -           -                   -
Mathis, Gregory W.                                    -             -             -     450,000           -                   -
Miller, Bill                                          -        30,000             -           -           -                   -
Miu, Michael                                     25,000             -             -           -           -               3,087
Mongan, Ryan                                    388,000             -             -           -           -              47,913
Montgomery, John B.                              20,000             -             -           -           -               2,470
Rockford Corporation                          4,000,000             -             -           -           -             493,949
Natter, Michael                                  50,000             -             -           -           -               6,174
Nichols, Jon                                     70,000             -             -   1,085,533     613,563               8,644
Ojeda, Robert M.                                 50,876             -             -           -           -               6,283
O'Mara, Tom                                           -       125,000             -   3,519,865           -                   -
Orlin, Paul                                      30,000       100,000             -           -           -               3,705
Patterson, Daniel K.                             50,865             -             -           -           -               6,281
Pazornik, Robert A.                               5,000             -             -           -           -                 617
Proxim Corporation                            2,259,535             -             -           -           -             279,024
Read, Peter                                           -       220,000             -           -           -                   -
Regelmen, Yury                                        -       198,908       112,427           -           -                   -
Reinlieb, Roger                                 150,000             -             -           -           -              18,523
Rockford Corporation                         63,336,955             -             -           -           -           7,821,307
Ryan, James                                           -             -       200,000           -           -                   -
Schneider, John                                 100,000             -             -           -           -              12,349
Speculative Products, Inc.                      388,000             -             -           -           -              47,913
The Golec Family Trust                          100,832             -             -           -           -              12,451
The Hoffman Family Trust                         25,153             -             -           -           -               3,106
The Priest Family Trust                          25,153             -             -           -           -               3,106
The Roberts Family Trust                        200,000             -             -           -           -              24,697
The Vencil Family Limited Partnership           101,731             -             -           -           -              12,562
Vasisht, Samrat                                       -        15,000             -           -           -                   -
Wein, Lawrence P.                               100,000             -             -           -           -              12,349
Winthrop, John Jr.                               30,263             -             -           -           -               3,737
Zamler-Carthart, Sasha & Andrew                   5,000             -             -           -           -                 617
TOTAL                                        83,388,409     3,686,390     1,413,318  21,391,042   9,846,762         $10,297,406


                                             CASH CONSIDERATION    SHARE OF      SHARE OF MORGAN   EXERCISE PRICE   TOTAL CASH
                SHAREHOLDER                    VESTED OPTIONS    ESCROW AMOUNT  FEES AND EXPENSES     OPTIONS           DUE
Anwar, Irfan                                         $        -          1,106           $    227               -   $     6,076
Bean, William B.                                              -            562                115               -   $     3,084
Berdichevsky, Daniel                                          -             92                 19               -   $       506
Boiko, William                                                -            738                152               -   $     4,050
BPH Chapter 7 Trustee                                         -          5,310              1,091               -   $    29,163
BPH B&T Investments 2000 LLC                                  -          1,328                273               -   $     7,291
BPH B&T Investments 2000A LLC                                 -            369                 76               -   $     2,025
Brand, William Skip                                           -          3,216                661               -   $    17,663
Broadwin, Elliot                                              -          1,789                367               -   $     9,822
Casio Holdings, Inc.                                          -         10,326              2,122               -   $    56,705
Choy, Hanford                                           247,411         40,004              8,220          68,153   $   151,534
Cowper, Heather                                          42,468          6,341              1,303          18,281   $    16,543
Crooks, Michael                                               -          1,876                385               -   $    10,301
Dater, Elizabeth                                              -          9,314              1,914               -   $    51,151
De Angelis, Joseph                                            -            938                193               -   $     5,152
Dryden, Michael                                               -            553                114               -   $     3,038
Edwards, Bruce                                          227,162         37,497              7,704          61,587   $   144,330
Enslein Jr., Robert                                           -            930                191               -   $     5,107
Farrell Jr., Vincent                                          -          3,688                758               -   $    20,252
Ferguson, Josh                                                -          2,397                493               -   $    13,164
Fisher, David                                             2,470            369                 76           1,105   $       920
Fish, Randy                                              58,960          8,804              1,809          24,699   $    23,649
Fogg, Brian J.                                                -             92                 19               -   $       506
Fuchs, Axel                                              39,825          5,947              1,222          10,559   $    22,097
Goh, Wendy                                               40,738          7,743              1,591          17,963   $    24,556
Great Northern Ventures                                       -            922                189               -   $     5,063
Grout, Gardner                                                -          5,476              1,125               -   $    30,074
Guha, Partha                                             52,930          7,903              1,624          24,035   $    19,368
Harris, Roger M.                                              -         13,502              2,774               -   $    74,148
Hughes, Christine Gamboni and Louis S.
Hughes III as Trustees of The Hughes
Family Trust U/D/D July 20, 2001                              -         31,595              6,492               -   $   173,508
Hughes, Louis S., III                                   581,050        102,559             21,073         141,160   $   422,055
Huttner, Leonard                                              -          1,313                270               -   $     7,211
Innes, Michael J.                                             -          1,844                379               -   $    10,126
Jain, Rajnish                                                 -            148                 30               -   $       810
Janik, Craig                                            749,742        193,068             39,669         182,142   $   878,113
Joncoaltz, Chris                                         47,337          7,068              1,452          11,500   $    27,316
Kalayjian, Nick                                         232,475         34,713              7,132          65,644   $   124,986
Kinoshita, Reiichi                                            -             37                  8               -   $       203
Kuznetsov, Michael                                       60,506          9,035              1,856          28,360   $    21,255
Law, David                                                    -          7,154              1,470               -   $    39,289
Lillios, Tony                                                 -          7,154              1,470               -   $    39,289
Martella, Dave                                            4,322            645                133           2,605   $       939
Mathis, Gregory W.                                       55,569          8,298              1,705          13,500   $    32,067
Miller, Bill                                              3,705            553                114           2,329   $       709
Miu, Michael                                                  -            461                 95               -   $     2,531
Mongan, Ryan                                                  -          7,154              1,470               -   $    39,289
Montgomery, John B.                                           -            369                 76               -   $     2,025
Rockford Corporation                                          -         73,756             15,154               -   $   405,039
Natter, Michael                                               -            922                189               -   $     5,063
Nichols, Jon                                            134,049         21,307              4,378          32,566   $    84,443
Ojeda, Robert M.                                              -            938                193               -   $     5,152
O'Mara, Tom                                             450,094         67,208             13,809         118,096   $   250,982
Orlin, Paul                                              12,349          2,397                493           5,526   $     7,638
Patterson, Daniel K.                                          -            938                193               -   $     5,151
Pazornik, Robert A.                                           -             92                 19               -   $       506
Proxim Corporation                                            -         41,664              8,560               -   $   228,800
Read, Peter                                              27,167          4,057                833          17,079   $     5,199
Regelmen, Yury                                           24,563          3,668                754          10,725   $     9,417
Reinlieb, Roger                                               -          2,766                568               -   $    15,189
Rockford Corporation                                          -      1,167,869            239,959               -   $ 6,413,479
Ryan, James                                                   -              -                  -               -   $         -
Schneider, John                                               -          1,844                379               -   $    10,126
Speculative Products, Inc.                                    -          7,154              1,470               -   $    39,289
The Golec Family Trust                                        -          1,859                382               -   $    10,210
The Hoffman Family Trust                                      -            464                 95               -   $     2,547
The Priest Family Trust                                       -            464                 95               -   $     2,547
The Roberts Family Trust                                      -          3,688                758               -   $    20,252
The Vencil Family Limited Partnership                         -          1,876                385               -   $    10,301
Vasisht, Samrat                                           1,852            277                 57             829   $       690
Wein, Lawrence P.                                             -          1,844                379               -   $    10,126
Winthrop, John Jr.                                            -            558                115               -   $     3,064
Zamler-Carthart, Sasha & Andrew                               -             92                 19               -   $       506
TOTAL                                                $3,096,743     $2,000,000           $410,934        $858,442   $10,124,775

TOTAL SHARES AND VESTED OPTIONS                                         108,465,841                VESTED
 ESCROW AMOUNT                                                          $ 2,000,000              25,077,432
CASH CONSIDERATION PER SHARE                                            $0.12348726              NON-VESTED
ESCROW AMOUNT PER SHARE                                                 $0.01843898              11,260,080
MORGAN JOSEPH FEE PER SHARE                                             $0.00378860
TOTAL CONSIDERATION                                                     $13,394,149
CASH DUE, ESCROW, MJ FEE AND EXERCISE PRICE                             $13,394,151

MORGAN JOSEPH FEES AND EXPENSES                           $385,934.00
GREG MATHIS LEGAL FEES                                     $25,000.00
TOTAL FEES AND EXPENSES                                   $410,934.00

AMOUNT OF UEI WIRE                                        $10,535,708

                              DATE OF            EXERCISE                      OPTIONS                DATE                  DATE
          NAME         TYPE    GRANT      VCD      PRICE    VESTING SCHEDULE   GRANTED   EXERCISED  EXERCISED  CANCELLED  CANCELLED
-----------------------------------------------------------------------------------------------------------------------------------
Choy, Hanford          ISO    8/25/01    1/3/01     $0.10      Standard          40,000          0                     0
Cowper, Heather        ISO    8/25/01   4/27/01     $0.10      Standard          30,000          0                     0
Fish, Randy            ISO    8/25/01   3/16/01     $0.10      Standard          60,000          0                     0
Guha, Partha           ISO    8/25/01   7/27/01     $0.10      Standard          40,000          0                     0
Kalayjian, Nick        ISO    8/25/01    1/6/01     $0.10      Standard          40,000          0                     0
Kuznetsov, Michael     ISO    8/25/01   6/11/01     $0.10      Standard          50,000          0                     0
O'Mara, Tom            NQ    12/18/01   8/31/01     $0.10      Standard         125,000          0                     0
Martella, Dave         NQ    12/18/01   12/3/01     $0.10  One Year Monthly      15,000          0                     0
Miller, Bill           NQ    12/18/01   11/7/01     $0.10  One Year Monthly      15,000          0                     0
Read, Peter            NQ    12/18/01    7/1/01     $0.10  One Year Monthly     110,000          0                     0

Total $.10 Options


Cowper, Heather        ISO    9/27/02  10/17/02  $0.05526  Three Year Option    148,183          0                     0
Fish, Randy            ISO    9/27/02  10/17/02  $0.05526  Three Year Option    415,154          0                     0
Goh, Wendy             ISO    9/27/02  10/17/02  $0.05526  Three Year Option    466,365          0                     0
Guha, Partha           ISO    9/27/02  10/17/02  $0.05526  Three Year Option    421,335          0                     0
Kuznetsov, Michael     ISO    9/27/02  10/17/02  $0.05526  Three Year Option    603,336          0                     0
Regelman, Yury         ISO    9/27/02  10/17/02  $0.05526  Three Year Option    261,335          0                     0
Fisher, David          ISO    9/27/02   7/28/02  $0.05526  One Year Monthly      20,000          0                     0
Fuchs, Axel            ISO    9/27/02   7/26/02  $0.05526  One Year Monthly      35,000          0                     0
Martella, Dave         ISO    9/27/02   12/3/01  $0.05526  One Year Monthly      20,000          0                     0
Miller, Bill           ISO    9/27/02   11/7/01  $0.05526  One Year Monthly      15,000          0                     0
Orlin, Paul            ISO    9/27/02    5/1/02  $0.05526  One Year Monthly     100,000          0                     0
Read, Peter            NQ     9/27/02    7/7/02  $0.05526  One Year Monthly     110,000          0
Vasisht, Samrat        ISO    9/27/02   3/12/02  $0.05526  One Year Monthly      15,000          0                     0

Total $.05526 Options


Choy, Hanford          ISO    2/15/01    1/3/01     $0.05      Standard         480,000    166,000                     0
Edwards, Bruce         ISO    2/15/01    6/1/00     $0.05      Standard         320,000          0                     0
Kalayjian, Nick        ISO    2/15/01    1/6/01     $0.05      Standard         360,000          0                     0

Total $.05 Options


Cowper, Heather        NQ     1/15/04  10/17/02  $0.04690  Three Year Option    350,000          0                     0
Goh, Wendy             NQ     1/15/04  10/17/02  $0.04690  Three Year Option     50,000          0                     0
Guha, Partha           NQ     1/15/04  10/17/02  $0.04690  Three Year Option    200,000          0                     0
Kuznetsov, Michael     NQ     1/15/04  10/17/02  $0.04690  Three Year Option    100,000          0                     0
Regelman, Yury         NQ     1/15/04  10/17/02  $0.04690  Three Year Option     50,000          0                     0
Ryan, James            NQ     1/15/04   11/3/03  $0.04690  Three Year Option    200,000          0                     0

Total $.04690 Options


Choy, Hanford          NQ    10/15/02  10/17/02  $0.03000  Three Year Option  2,449,711          0                     0
Edwards, Bruce         NQ    10/15/02  10/17/02  $0.03000  Three Year Option  2,278,436          0                     0
Hughes, Louis          NQ    10/15/02  10/17/02  $0.03000  Three Year Option  7,364,882          0                     0
Janik, Craig           NQ    10/15/02  10/17/02  $0.03000  Three Year Option  9,503,074          0                     0
Kalayjian, Nick        NQ    10/15/02  10/17/02  $0.03000  Three Year Option  2,272,740          0                     0
Nichols, Jon           NQ    10/15/02  10/17/02  $0.03000  Three Year Option    999,096          0                     0
O'Mara, Tom            NQ    10/15/02  10/17/02  $0.03000  Three Year Option  3,319,865          0                     0
Choy, Hanford          NQ     1/15/04  10/17/02  $0.03000  Three Year Option    200,000          0                     0
Edwards, Bruce         NQ     1/15/04  10/17/02  $0.03000  Three Year Option    100,000          0                     0
Fish, Randy            NQ     1/15/04  10/17/02  $0.03000  Three Year Option    250,000          0                     0
Fuchs, Axel            NQ     1/15/04  10/17/02  $0.03000  Three Year Option    450,000          0                     0
Joncoaltz, Chris       NQ     1/15/04  10/17/02  $0.03000  Three Year Option    600,000          0                     0
Kalayjian, Nick        NQ     1/15/04  10/17/02  $0.03000  Three Year Option    100,000          0                     0
Mathis, Gregory W.     NQ     1/15/04  10/17/00  $0.03000  Three Year Option    450,000          0                     0
Nichols, Jon           NQ     1/15/04  10/17/02  $0.03000  Three Year Option    700,000          0                     0
O'Mara, Tom            NQ     1/15/04  10/17/02  $0.03000  Three Year Option    200,000          0                     0

Total $.03 Options

Total                                                                                      166,000                     0

                                        DATE                    % OF TOTAL     VESTED,
          NAME          REPURCHASED  REPURCHASED  OUTSTANDING  GRANT VESTED  UNEXERCISED   UNVESTED   9/30/04
-------------------------------------------------------------------------------------------------------------
Choy, Hanford                                          40,000        91.67%       36,666       3,334
Cowper, Heather                                        30,000        85.42%       25,625       4,375
Fish, Randy                                            60,000        87.50%       52,500       7,500
Guha, Partha                                           40,000        79.17%       31,666       8,334
Kalayjian, Nick                                        40,000        91.67%       36,666       3,334
Kuznetsov, Michael                                     50,000        81.25%       40,625       9,375
O'Mara, Tom                       0                   125,000       100.00%      125,000           -
Martella, Dave                    0                    15,000       100.00%       15,000           -
Miller, Bill                      0                    15,000       100.00%       15,000           -
Read, Peter                       0                   110,000       100.00%      110,000           -

Total $.10 Options                                                               488,748      36,252


Cowper, Heather                                       148,183        63.89%       94,672      53,511
Fish, Randy                                           415,154        63.89%      265,237     149,917
Goh, Wendy                                            466,365        63.89%      297,955     168,410
Guha, Partha                                          421,335        63.89%      269,186     152,149
Kuznetsov, Michael                                    603,336        63.89%      385,464     217,872
Regelman, Yury                                        261,335        63.89%      166,964      94,371
Fisher, David                                          20,000       100.00%       20,000           -
Fuchs, Axel                                            35,000       100.00%       35,000           -
Martella, Dave                                         20,000       100.00%       20,000           -
Miller, Bill                                           15,000       100.00%       15,000           -
Orlin, Paul                                           100,000       100.00%      100,000           -
Read, Peter                                           110,000       100.00%      110,000           -
Vasisht, Samrat                                        15,000       100.00%       15,000           -

Total $.05526 Options                                                          1,794,478     836,230


Choy, Hanford                     0                   314,000        91.67%      274,000      40,000
Edwards, Bruce                    0                   320,000       100.00%      320,000           -
Kalayjian, Nick                   0                   360,000        91.67%      330,000      30,000

Total $.05 Options                                                               924,000      70,000


Cowper, Heather                                       350,000        63.89%      223,611     126,389
Goh, Wendy                                             50,000        63.89%       31,944      18,056
Guha, Partha                                          200,000        63.89%      127,777      72,223
Kuznetsov, Michael                                    100,000        63.89%       63,888      36,112
Regelman, Yury                                         50,000        63.89%       31,944      18,056
Ryan, James                                           200,000         0.00%            -     200,000

Total $.04690 Options                                                            479,164     470,836


Choy, Hanford                                       2,449,711        63.89%    1,565,093     884,618
Edwards, Bruce                                      2,278,436        63.89%    1,455,667     822,769
Hughes, Louis                                       7,364,882        63.89%    4,705,341   2,659,541
Janik, Craig                                        9,503,074        63.89%    6,071,408   3,431,666
Kalayjian, Nick                                     2,272,740        63.89%    1,452,028     820,712
Nichols, Jon                                          999,096        63.89%      638,311     360,785
O'Mara, Tom                                         3,319,865       100.00%    3,319,865           -
Choy, Hanford                                         200,000        63.89%      127,777      72,223
Edwards, Bruce                                        100,000        63.89%       63,888      36,112
Fish, Randy                                           250,000        63.89%      159,722      90,278
Fuchs, Axel                                           450,000        63.89%      287,499     162,501
Joncoaltz, Chris                                      600,000        63.89%      383,333     216,667
Kalayjian, Nick                                       100,000        63.89%       63,888      36,112
Mathis, Gregory W.                                    450,000       100.00%      450,000           -
Nichols, Jon                                          700,000        63.89%      447,222     252,778
O'Mara, Tom                                           200,000       100.00%      200,000           -

Total $.03 Options                                                            21,391,042   9,846,762

Total                                              36,337,512                 25,077,432  11,260,080

HOLDER                     UNVESTED       $0.03 US    UNVESTED    $0.0469 US      UNVESTED      $0.05 US
                        $0.03 OPTIONS  CONSIDERATION  $0.0469   CONSIDERATION  $0.05 OPTIONS  CONSIDERATION
                                                      OPTIONS
Choy, Hanford                 956,841          5,778         0              0         40,000            189
Cowper, Heather                     0              0   126,389            624              0              0
Edwards, Bruce                858,881          5,186         0              0              0              0
Fish, Randy                    90,278            545         0              0              0              0
Fuchs, Axel                   162,501            981         0              0              0              0
Goh, Wendy                          0              0    18,056             89              0              0
Guha, Partha                        0              0    72,223            357              0              0
Hughes, Louis S., III       2,659,541         16,060         0              0              0              0
Janik, Craig                3,431,666         20,722         0              0              0              0
Joncoaltz, Chris              216,667          1,308         0              0              0              0
Kalayjian, Nick               856,824          5,174         0              0         30,000            142
Kuznetsov, Michael                  0              0    36,112            178              0              0
Nichols, Jon                  613,563          3,705         0              0              0              0
O'Mara, Tom                         0              0         0              0              0              0
Regelman, Yury                      0              0    18,056             89              0              0
Ryan, James                         0              0   200,000            988              0              0
                            ---------         ------   -------          -----         ------            ---
TOTAL                       9,846,762         59,459   470,836          2,325         70,000            331

HOLDER                  UNVESTED  $0.05526 US       UNVESTED      $0.10 US     TOTAL UNREGISTERED
                        $0.05526  CONSIDERATION  $0.10 OPTIONS  CONSIDERATION         STOCK
                        OPTIONS                                                   CONSIDERATION
Choy, Hanford                  0              0          3,334              4               5,971
Cowper, Heather           53,511            235          4,375              6                 865
Edwards, Bruce                 0              0              0              0               5,186
Fish, Randy              149,917            659          7,500             11               1,215
Fuchs, Axel                    0              0              0              0                 981
Goh, Wendy               168,410            740              0              0                 829
Guha, Partha             152,149            669          8,334             12               1,038
Hughes, Louis S., III          0              0              0              0              16,060
Janik, Craig                   0              0              0              0              20,722
Joncoaltz, Chris               0              0              0              0               1,308
Kalayjian, Nick                0              0          3,334              4               5,320
Kuznetsov, Michael       217,872            958          9,375             14               1,150
Nichols, Jon                   0              0              0              0               3,705
O'Mara, Tom                    0              0              0              0                   0
Regelman, Yury            94,371            415              0              0                 504
Ryan, James                    0              0              0              0                 988
                         -------          -----         ------             --              ------
TOTAL                    836,230          3,676         36,252             51              65,842

TOTAL UNVESTED OPTIONS     11,260,080
TOTAL US STOCK
   CONSIDERATION               65,842
"US" MEANS UNREGISTERED STOCK